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                                                                    EXHIBIT 10.1

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                            THE J. M. SMUCKER COMPANY

                               ------------------

                             NOTE PURCHASE AGREEMENT

                               ------------------

                            DATED AS OF MAY 27, 2004

                $100,000,000 4.78% SENIOR NOTES DUE JUNE 1, 2014

THE HOLDERS OF THE NOTES ISSUED PURSUANT TO THIS AGREEMENT HAVE BEEN REQUESTED, AS A COURTESY, BUT SHALL HAVE NO OBLIGATION UNDER THIS AGREEMENT, TO PROVIDE THE COMPANY WITH NOTICE OF THEIR DISCLOSURE OF "CONFIDENTIAL INFORMATION" (AS DEFINED IN THIS AGREEMENT) IN RESPONSE TO ANY SUBPOENA OR OTHER LEGAL PROCESS OR IN CONNECTION WITH CERTAIN REGULATORY DISCLOSURES.

================================================================================

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                                TABLE OF CONTENTS

                                                                                                   PAGE
1.    AUTHORIZATION OF NOTES...................................................................      1

      1.1.     Notes...........................................................................      1
      1.2.     Certain Defined Terms...........................................................      1

2.    SALE AND PURCHASE OF NOTES...............................................................      1

3.    CLOSING..................................................................................      1

4.    CONDITIONS TO CLOSING....................................................................      2

      4.1.     Representations and Warranties..................................................      2
      4.2.     Performance; No Default.........................................................      2
      4.3.     Compliance Certificates.........................................................      2
      4.4.     Opinions of Counsel.............................................................      3
      4.5.     Purchase Permitted By Applicable Law, etc.......................................      3
      4.6.     Sale of Other Notes.............................................................      3
      4.7.     Payment of Special Counsel Fees.................................................      3
      4.8.     Private Placement Number........................................................      4
      4.9.     Changes in Corporate Structure..................................................      4
      4.10.    Amendments to Existing Note Agreements..........................................      4
      4.11.    Guaranty Agreement..............................................................      4
      4.12.    Proceedings and Documents.......................................................      4

5.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................................      4

      5.1.     Organization; Power and Authority...............................................      4
      5.2.     Authorization, etc..............................................................      5
      5.3.     Disclosure......................................................................      5
      5.4.     Organization and Ownership of Shares of Subsidiaries ...........................      5
      5.5.     Financial Statements............................................................      6
      5.6.     Compliance with Laws, Other Instruments, etc....................................      6
      5.7.     Governmental Authorizations, etc................................................      7
      5.8.     Litigation; Observance of Statutes and Orders...................................      7
      5.9.     Taxes...........................................................................      7
      5.10.    Title to Property; Leases.......................................................      8
      5.11.    Licenses, Permits, etc..........................................................      8
      5.12.    Compliance with ERISA...........................................................      8
      5.13.    Private Offering by the Company.................................................      9
      5.14.    Use of Proceeds; Margin Regulations.............................................      9
      5.15.    Existing Indebtedness...........................................................     10
      5.16.    Foreign Assets Control Regulations, etc.........................................     10
      5.17.    Status under Certain Statutes...................................................     10

6.    REPRESENTATIONS OF THE PURCHASER.........................................................     10

      6.1.     Purchase for Investment.........................................................     10

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
      6.2.     Source of Funds.................................................................   11
      6.3.     Authorization, etc..............................................................   12

7.    INFORMATION AS TO COMPANY................................................................   13

      7.1.     Financial and Business Information..............................................   13
      7.2.     Officer's Certificate...........................................................   15
      7.3.     Inspection......................................................................   16

8.    PREPAYMENT OF THE NOTES..................................................................   16

      8.1.     Payment of Notes at Maturity....................................................   16
      8.2.     Optional Prepayments with Make-Whole Amount.....................................   16
      8.3.     Change in Control...............................................................   17
      8.4.     Allocation of Partial Prepayments...............................................   19
      8.5.     Maturity; Surrender, etc........................................................   19
      8.6.     Purchase of Notes...............................................................   19
      8.7.     Make-Whole Amount...............................................................   20

9.    AFFIRMATIVE COVENANTS....................................................................   21

      9.1.     Compliance with Law.............................................................   21
      9.2.     Insurance.......................................................................   22
      9.3.     Maintenance of Properties.......................................................   22
      9.4.     Payment of Taxes and Claims.....................................................   22
      9.5.     Corporate Existence, etc........................................................   22
      9.6.     Pari Passu Ranking..............................................................   23
      9.7.     Financial Covenant Standards....................................................   23

10.   NEGATIVE COVENANTS.......................................................................   24

      10.1.    Transactions with Affiliates....................................................   24
      10.2.    Merger, Consolidation, etc......................................................   24
      10.3.    Consolidated Net Worth..........................................................   25
      10.4.    Incurrence of Funded Debt.......................................................   25
      10.5.    Incurrence of Current Debt......................................................   26
      10.6.    Priority Debt...................................................................   26
      10.7.    Liens...........................................................................   26
      10.8.    Asset Sales.....................................................................   28
      10.9.    Sale-and-Leaseback Transactions.................................................   29
      10.10.   Line of Business................................................................   29

11.   EVENTS OF DEFAULT........................................................................   30

12.   REMEDIES ON DEFAULT, ETC.................................................................   33

      12.1.    Acceleration....................................................................   33
      12.2.    Other Remedies..................................................................   33
      12.3.    Rescission......................................................................   34
      12.4.    No Waivers or Election of Remedies, Expenses, etc...............................   34
      12.5.    Notice of Acceleration or Rescission............................................   34

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

13.   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES............................................   34

      13.1.    Registration of Notes...........................................................   34
      13.2.    Transfer and Exchange of Notes..................................................   35
      13.3.    Replacement of Notes............................................................   35

14.   PAYMENTS ON NOTES........................................................................   36

      14.1.    Place of Payment................................................................   36
      14.2.    Home Office Payment.............................................................   36

15.   EXPENSES, ETC............................................................................   36

      15.1.    Transaction Expenses............................................................   36
      15.2.    Survival........................................................................   37

16.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.............................   37

17.   AMENDMENT AND WAIVER.....................................................................   37

      17.1.    Requirements....................................................................   37
      17.2.    Solicitation of Holders of Notes................................................   38
      17.3.    Binding Effect, etc.............................................................   38
      17.4.    Notes held by Company, etc......................................................   39

18.   NOTICES..................................................................................   39

19.   REPRODUCTION OF DOCUMENTS................................................................   39

20.   CONFIDENTIAL INFORMATION.................................................................   40

21.   MISCELLANEOUS............................................................................   41

      21.1.    Successors and Assigns..........................................................   41
      21.2.    Payments Due on Non-Business Days...............................................   42
      21.3.    Severability....................................................................   42
      21.4.    Construction....................................................................   42
      21.5.    Counterparts....................................................................   42
      21.6.    Governing Law...................................................................   42

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                              SCHEDULES & EXHIBITS

Schedule A       -    Information Relating to Purchasers
Schedule B       -    Defined Terms
                 -
Schedule 4.9     -    Changes in Corporate Structure
Schedule 5.3     -    Disclosure Materials
Schedule 5.4     -    Organization and Ownership of Shares of Subsidiaries
Schedule 5.5     -    Financial Statements
Schedule 5.8     -    Certain Litigation
Schedule 5.11    -    Licenses, Permits, etc.
Schedule 5.14    -    Use of Proceeds
Schedule 5.15    -    Existing Indebtedness
                 -
Exhibit 1        -    Form of 4.78% Senior Note due June 1, 2014

Exhibit 4.4(a)   -    Form of Opinion of Counsel for the Company and MIX
Exhibit 4.4(b)   -    Form of Opinion of Special Counsel for the Purchasers

Exhibit 4.11     -    Form of Guaranty Agreement

Exhibit 5.13     -    Form of Offeree Letter

                            THE J. M. SMUCKER COMPANY
                                 STRAWBERRY LANE
                              ORRVILLE, OHIO 44667

                $100,000,000 4.78% SENIOR NOTES DUE JUNE 1, 2014

                                                        Dated as of May 27, 2004

To each of the Purchasers listed
in the attached Schedule A (the "PURCHASERS"):

Ladies and Gentlemen:

      THE J. M. SMUCKER COMPANY, an Ohio corporation (the "COMPANY"), agrees with the Purchasers as follows:

1. AUTHORIZATION OF NOTES.

      1.1. NOTES.

      The Company will authorize the issue and sale of $100,000,000 aggregate principal amount of its 4.78% Senior Notes due June 1, 2014 (the "NOTES," such term to include any such notes issued in substitution therefor pursuant to
Section 13 of this Agreement). The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by the Purchasers and the Company.

      1.2. CERTAIN DEFINED TERMS.

      Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2. SALE AND PURCHASE OF NOTES.

      Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser's name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers' obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance by any other Purchaser hereunder.

3. CLOSING.

      The sale and purchase of the Notes to be purchased by each of the Purchasers shall occur at the offices of Bingham McCutchen LLP, One State Street, Hartford, Connecticut 06103, at 10:00 a.m., local time, at a closing (the "CLOSING") on May 27, 2004 or on such other Business Day thereafter on or prior to August 15, 2004 as may be agreed upon by the Company and the

Purchasers. At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser's name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 2037464 at National City Bank, Cleveland, Ohio, ABA number 041000124, Attn: The J. M. Smucker Company. If at the Closing the Company shall fail to tender such Notes to each Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to each Purchaser's satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights each such Purchaser may have by reason of such failure or such nonfulfillment.

4. CONDITIONS TO CLOSING.

      Each Purchaser's obligation to purchase and pay for the Notes to be sold to it at the Closing is subject to the fulfillment to each such Purchaser's reasonable satisfaction, prior to or at the Closing, of the following conditions:

      4.1. REPRESENTATIONS AND WARRANTIES.

      The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

      4.2. PERFORMANCE; NO DEFAULT.

      Each of the Company and MIX shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing.

      4.3. COMPLIANCE CERTIFICATES.

            (a) Company Officer's Certificate. The Company shall have delivered to each Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

            (b) Company Secretary's Certificate. The Company shall have delivered to each Purchaser a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

            (c) MIX's Secretary's Certificate. MIX shall have delivered to each Purchaser a certificate certifying as to the resolutions attached thereto and other corporate or other proceedings relating to the authorization, execution and delivery by MIX of the Guaranty Agreement delivered pursuant to Section 4.11.

      4.4. OPINIONS OF COUNSEL.

      Each Purchaser shall have received opinions in form and substance satisfactory to it, dated the date of the Closing from

            (a) M. Ann Harlan, General Counsel of the Company and counsel for MIX, in the form set forth in Exhibit 4.4(a) (and the Company hereby instructs such counsel to deliver such opinion to each Purchaser), and

            (b) Bingham McCutchen LLP, the Purchasers' special counsel in connection with such transactions, in the form set forth in
                  Exhibit 4.4(b).

      4.5. PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

      On the date of the Closing each Purchaser's purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which it is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If so requested, each Purchaser shall have received an Officer's Certificate from the Company and MIX certifying as to such matters of fact as it may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

      4.6. SALE OF OTHER NOTES.

      Contemporaneously with the Closing the Company shall sell to each Purchaser and each Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.

      4.7. PAYMENT OF SPECIAL COUNSEL FEES.

      Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of Bingham McCutchen LLP, the Purchasers' special counsel referred to in Section 4.4, to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing, which statement will include all accrued fees and disbursements of such counsel, together with an estimate for the additional fees and disbursements of such counsel necessary to complete the Closing and all post-closing matters relating thereto (including, without limitation, preparation of closing files).

      4.8. PRIVATE PLACEMENT NUMBER.

      A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained by the Company for the Notes.

      4.9. CHANGES IN CORPORATE STRUCTURE.

      Except as specified in Schedule 4.9, neither the Company nor MIX shall have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

      4.10. AMENDMENTS TO EXISTING NOTE AGREEMENTS.

      The Company shall have delivered to the Purchasers fully executed copies of (a) that certain Second Amendment to Note Purchase Agreements, dated as of May 27, 2004, by and among the Company and each of the Persons listed on Schedule A thereto with respect to the 1999 Note Agreement, and (b) that certain Second Amendment to Note Purchase Agreements dated as of May 27, 2004, by and among the Company, and each of the Persons listed on Schedule A thereto with respect to the 2000 Note Agreement, together with each of the other instruments and agreements executed and/or delivered in connection therewith, each certified as true and correct by a Responsible Officer.

      4.11. MIX GUARANTY AGREEMENT.

      MIX shall have executed and delivered to the Purchasers a guaranty agreement, substantially in the form of Exhibit 4.11.

      4.12. PROCEEDINGS AND DOCUMENTS.

      All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to each Purchaser and its special counsel, and each Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or its counsel may reasonably request.

5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      The Company represents and warrants to each Purchaser that:

      5.1. ORGANIZATION; POWER AND AUTHORITY.

      The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The

Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

      5.2. AUTHORIZATION, ETC.

            (a) This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (b) The Guaranty Agreement delivered pursuant to Section 4.11 has been duly authorized by all necessary corporate action on the part of MIX, and such Guaranty Agreement constitutes the legal, valid and binding obligation of MIX enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      5.3. DISCLOSURE.

      Except as disclosed in Schedule 5.3, this Agreement, the documents, certificates or other writings identified in Schedule 5.3 and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since April 30, 2003, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

      5.4. ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES .

            (a) Schedule 5.4 is (except as noted therein) a complete and correct list of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

            (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

            (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

      5.5. FINANCIAL STATEMENTS.

      The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

      5.6. COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

      The execution, delivery and performance by each of the Company and MIX of the Financing Documents to which it is a party will not:

            (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws (or other comparable organizational document) or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected;

            (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any arbitrator or Governmental Authority applicable to the Company or any Subsidiary; or

            (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

      5.7. GOVERNMENTAL AUTHORIZATIONS, ETC.

      Except for regular and routine filings with the Securities and Exchange Commission, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by (a) the Company of this Agreement or the Notes and (b) MIX of the Guaranty Agreement delivered pursuant to Section 4.11.

      5.8. LITIGATION; OBSERVANCE OF STATUTES AND ORDERS.

            (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

            (b) Neither the Company nor any Subsidiary is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

      5.9. TAXES.

      The Company and its Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended April 30, 2003.

      5.10. TITLE TO PROPERTY; LEASES.

      The Company and its Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.

      5.11. LICENSES, PERMITS, ETC.

      Except as disclosed in Schedule 5.11, the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

      5.12. COMPLIANCE WITH ERISA.

            (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

            (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

            (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

            (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the
                  Code) of the Company and its Subsidiaries is, as of April 30, 2004, $19,383,742.

            (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this
                  Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser's representation in Section 6.2 as to the Sources to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

      5.13. PRIVATE OFFERING BY THE COMPANY.

      Neither the Company nor, based solely on the letter of William Blair & Company, L.L.C. attached hereto as Exhibit 5.13 (the "OFFEREE LETTER"), any Person acting on its behalf, has offered the Notes or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 3 other Institutional Investors (as defined in clause (c) of the definition of such term), each of which has been offered the Notes at a private sale for investment. Neither the Company nor, based solely on the Offeree Letter, any Person acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act. William Blair & Company, L.L.C. is the only Person the Company has authorized to act on its behalf in connection with the matters referred to in this Section 5.13.

      5.14. USE OF PROCEEDS; MARGIN REGULATIONS.

      The Company will apply the proceeds of the sale of the Notes for the purposes set forth in Schedule 5.14. None of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221) or a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

      5.15. EXISTING INDEBTEDNESS.

      Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of April 30, 2004, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary the outstanding principal amount of which exceeds $15,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

      5.16. FOREIGN ASSETS CONTROL REGULATIONS, ETC.

      Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the (a) Trading with the Enemy Act, as amended, or
(b) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended). Without limiting the foregoing, neither the Company nor any Subsidiary (a) is or will become a blocked Person described by section 1 of Executive Order 13224 of September 24, 2001, Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (31 CFR Part 595 et seq.) or (b) to the knowledge of the Company, engages or will engage in any dealings or transactions, or is otherwise associated, with any such Person.

      5.17. STATUS UNDER CERTAIN STATUTES.

      Neither the Company nor any Subsidiary is (a) subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or the Federal Power Act, as amended, or (b) in violation of the USA Patriot Act.

6. REPRESENTATIONS OF THE PURCHASER.

      6.1. PURCHASE FOR INVESTMENT.

      Each Purchaser represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser's property shall at all times be within such Purchaser's control. Each Purchaser understands that the Notes have not been registered under the Securities Act and that the Company is not required to register the Notes. Each Purchaser represents and agrees that it will not resell any Notes unless such Notes are registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law. By the resale of any Note, the seller thereof, and by the acceptance of any Note, the purchaser thereof, shall be deemed to have represented to the Company that such Note has not been sold in violation of the Securities Act.

      6.2. SOURCE OF FUNDS.

      Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

            (a) Insurance Company General Account -- the Source is an "insurance company general account" (as defined in PTE 95-60 (60 FR 35925, issued July 12, 1995) and in respect thereof each Purchaser represents that there is no "employee benefit plan" (as defined in section 3(3) of ERISA and section 4975(e)(1) of the Code, treating as a single plan all plans maintained by the same employer (and affiliates thereof as defined in section V(a)(1) of PTE 95-60) or employee organization or affiliate thereof) with respect to which the amount of the general account reserves and liabilities of all contracts held by or on behalf of such plan exceeds 10% of the total reserves and liabilities of such general account as determined under PTE 95-60 (exclusive of separate account liabilities) plus surplus, as set forth in the National Association of Insurance Commissioners' Annual Statement filed with such Purchaser's state of domicile and that such acquisition is eligible for and satisfies the other requirements of such exemption; or

            (b)   Separate Account - the Source is a separate account:

                  (i) 10% POOLED SEPARATE ACCOUNT -- that is an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), and to the extent that there is any employee benefit plan, or group of plans maintained by the same employer or employee organization, whose assets in such separate account exceed ten percent (10%) of the assets of such separate account, each Purchaser has disclosed the names of such plans to the Company in writing; or

                  (ii) IDENTIFIED PLAN ASSETS -- that is comprised of employee benefit plans identified by each Purchaser in writing and with respect to which the Company hereby warrants and represents that, as of the date of Closing, neither the Company nor any ERISA Affiliate is a "party in interest" (as defined in section 3 of ERISA) or a "disqualified person" (as defined in section 4975 of the Code) with respect to any plan so identified; or

                  (iii) GUARANTIED SEPARATE ACCOUNT -- that is maintained solely in connection with fixed contractual obligations of an insurance company, under which any amounts payable, or credited, to any employee benefit plan having an interest in such account and to any participant or beneficiary of such plan (including an annuitant) are not affected in any manner by the investment performance of the separate account (as provided by 29 CFR Section 2510.3-101(h)(1)(iii)); or

            (c) QPAM Funds -- the Source constitutes assets of an "investment fund" (within the meaning of part V of PTE 84-14 (the "QPAM Exemption")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed twenty percent (20%) of the total client assets managed by such QPAM, the conditions of parts I(c) and
                  (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in section V(e) of the QPAM Exemption) owns a five percent (5%) or more interest in the Company and:

                  (i)   the identity of such QPAM and

                  (ii) the names of all employee benefit plans whose assets are included in such investment fund;

      have been disclosed to the Company in writing pursuant to this Section 6.2(c); or

            (d)   Governmental Plans -- the Source is a governmental plan; or

            (e) Identified Plans or Funds -- the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this
                  Section 6.2(e); or

            (f) Exempt Plans -- the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan," "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in section 3 of ERISA.

      6.3. AUTHORIZATION, ETC.

      Each Purchaser represents that this Agreement has been duly authorized by all necessary corporate action on such Purchaser's part, and that this Agreement constitutes a legal, valid and binding obligation upon such Purchaser in accordance with its terms, except as limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether considered in a proceeding in equity or at law).

7. INFORMATION AS TO COMPANY.

      7.1. FINANCIAL AND BUSINESS INFORMATION.

      The Company shall deliver to each holder of Notes that is an Institutional
Investor:

            (a) Quarterly Statements -- within 90 days (or within 10 days after such earlier date as the Company's quarterly report is required to be filed with the U.S. Securities and Exchange Commission under the Exchange Act, with written notice of such earlier filing to be delivered to each holder of Notes simultaneously with such filing) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                  (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

                  (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

            (b) Annual Statements -- within 120 days (or within 10 days after such earlier date as the Company's annual report is required to be filed with the U.S. Securities and Exchange Commission under the Exchange Act, with written notice of such earlier filing to be delivered to each holder of Notes simultaneously with such filing) after the end of each fiscal year of the Company, duplicate copies of,

                  (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

                  (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

            (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission;

            (d) Notice of Default or Event of Default -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

            (e) ERISA Matters -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                  (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder (other than a reportable event of a technical and routine nature which occurs as a result of a transaction permitted under Section 10.8(b)), for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                  (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                  (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

            (f) Bank Credit Agreement -- promptly, and in any event within five Business Days of the execution thereof, a copy of the Bank Credit Agreement, certified as true and correct by a Responsible Officer;

            (g) Acquisition -- promptly, and in any event within five Business Days of the consummation of the Acquisition, evidence that International Multifoods Corporation has been merged with and into MIX and all of the property, real, personal and mixed, of International Multifoods Corporation shall be vested in MIX; and

            (h) Requested Information -- with reasonable promptness and to the extent not prohibited by applicable law, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of any Obligor to perform its obligations under the Financing Documents to which it is a party as from time to time may be reasonably requested by any such holder of Notes.

      7.2. OFFICER'S CERTIFICATE.

      Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

            (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section
                  10.3 through Section 10.9, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

            (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

      7.3. INSPECTION.

      The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

            (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and, with the consent of the Company (which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

            (b) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8. PREPAYMENT OF THE NOTES.

      8.1. PAYMENT OF NOTES AT MATURITY.

      The entire outstanding principal amount of, and the interest then accrued and unpaid on, the Notes shall be due and payable on June 1, 2014.

      8.2. OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT.

      The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this
Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

      8.3. CHANGE IN CONTROL.

            (a) Notice of Change in Control or Control Event. The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to Section 8.3(b). If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in Section 8.3(c) and shall be accompanied by the certificate described in Section 8.3(g).

            (b) Condition to Company Action. The Company will not take any action that consummates or finalizes a Change in Control unless

                  (i) at least 30 days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in Section 8.3(c), accompanied by the certificate described in Section 8.3(g), and

                  (ii) contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this Section 8.3.

            (c) Offer to Prepay Notes. The offer to prepay Notes contemplated by Section 8.3(a) and Section 8.3(b) shall be an offer to prepay, in accordance with and subject to this Section 8.3, all, but not less than all, of the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the "Proposed Prepayment Date"). If such Proposed Prepayment Date is in connection with an offer contemplated by
                  Section 8.3(a), such date shall be not less than 30 days and not more than 60 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 30th day after the date of such offer).

            (d) Acceptance. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.3 by causing a notice of such acceptance to be delivered to the Company at least five Business Days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.3 shall be deemed to constitute an acceptance of such offer by such holder.

            (e) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.3 shall be at 100% of the principal amount of such Notes, plus the Make-Whole Amount determined for the date of prepayment with respect to such principal amount, together with interest on such Notes accrued to the date of prepayment. Two Business Days preceding the date of prepayment, the Company shall deliver to each holder of Notes being prepaid a certificate of a Senior Financial Officer specifying the calculation of the Make-Whole Amount due in connection with such prepayment. The prepayment shall be made on the Proposed Prepayment Date except as provided in Section 8.3(f).

            (f) Deferral of Obligation to Purchase. The obligation of the Company to prepay Notes pursuant to the offers accepted in accordance with Section 8.3(d) is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change in Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of:

                  (i)   any such deferral of the date of prepayment;

                  (ii) the date on which such Change in Control and the prepayment are expected to occur; and

                  (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.3 in respect of such Change in Control shall be deemed rescinded).

            (g) Officer's Certificate. Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying:

                  (i)   the Proposed Prepayment Date;

                  (ii)  that such offer is made pursuant to this Section 8.3;

                  (iii) the principal amount of each Note offered to be prepaid;

                  (iv) the last date upon which the offer can be accepted or rejected, and setting forth the consequences of failing to provide an acceptance or rejection, as provided in
                        Section 8.3(d);

                  (v) the estimated Make-Whole Amount, if any, due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation;

                  (vi) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date;

                  (vii) that the conditions of this Section 8.3 have been
                        fulfilled; and

                  (viii) in reasonable detail, the nature and date or proposed date of the Change in Control.

      8.4. ALLOCATION OF PARTIAL PREPAYMENTS.

      In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

      8.5. MATURITY; SURRENDER, ETC.

      In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

      8.6. PURCHASE OF NOTES.

      Except as otherwise provided in this Section 8, the Company will not and will not permit any Affiliate to purchase, redeem, prepay, or otherwise acquire, directly or indirectly, any of the outstanding Notes except pursuant to an offer to purchase (which offer may or may not include the Make-Whole Amount, if any, or any portion thereof) made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions, provided that at the time such offer is made and after giving effect to such purchase, no Default or Event of Default shall exist. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, shall contain a representation by the Company that no Default or Event of Default exists or would exist after giving effect to such proposed purchase of Notes, and shall remain open for at least ten Business Days. If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least ten Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

      8.7. MAKE-WHOLE AMOUNT.

      The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

            "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to the terms hereof or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

            "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

            "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by

                  (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as Page "PX1" on the Bloomberg Financial Market Service (or such other display as may replace Page "PX1" on the Bloomberg Financial Market Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or

                  (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release
                        H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than such Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than such Remaining Average Life.

            "REMAINING AVERAGE LIFE" means, with respect to any Called Principal of any Notes, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

            "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.

            "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to the terms hereof or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9. AFFIRMATIVE COVENANTS.

      The Company covenants that so long as any of the Notes are outstanding:

      9.1. COMPLIANCE WITH LAW.

      The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      9.2. INSURANCE.

      The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) so that such insurance, taken as a whole, shall be customary for entities of established reputations engaged in the same or a similar business and similarly situated.

      9.3. MAINTENANCE OF PROPERTIES.

      The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section 9.3 shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, have a Material Adverse Effect.

      9.4. PAYMENT OF TAXES AND CLAIMS.

      The Company will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a Material Adverse Effect.

      9.5. CORPORATE EXISTENCE, ETC.

      The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.2 and 10.8, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

      9.6. PARI PASSU RANKING.

      The Notes shall at all times rank pari passu, without preference or priority, with all other outstanding, unsecured, unsubordinated Indebtedness of the Company, present and future, that have not been accorded preferential rights.

      9.7. FINANCIAL COVENANT STANDARDS.

      If at any time and from time to time after the date of Closing, the Company enters into the Bank Credit Agreement or any modification thereof, and the Bank Credit Agreement or such modification contains one or more Financial Covenants that are either not contained in this Agreement or are contained in this Agreement but are more favorable to the lender or lenders under the Bank Credit Agreement than are the terms of this Agreement to the holders of the Notes, this Agreement shall, without any further action on the part of the Company or any of the holders of the Notes, be deemed to be amended automatically (effective simultaneously with the effectiveness of the Bank Credit Agreement or such modification) to include each such additional or more favorable Financial Covenant, unless the Required Holders provide written notice to the Company to the contrary within 30 days after having received written notice from the Company of the effectiveness of such additional or more favorable Financial Covenant (in which event such Financial Covenant shall be deemed not to have been included in this Agreement at any time). No modification or amendment of the Bank Credit Agreement that results in any Financial Covenant becoming less restrictive on the Company shall be effective as a modification, amendment or waiver under this Agreement. The Company further covenants promptly to execute and deliver at its expense (including, without limitation, the fees and expenses of counsel for the holders of the Notes) an amendment to this Agreement in form and substance satisfactory to the Required Holders to reflect such additional or more favorable Financial Covenant, provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such additional or more favorable Financial Covenant as provided for in this Section 9.7. The provisions of this Section 9.7 shall apply successively to each change in a Financial Covenant contained in the Bank Credit Agreement.

            "FINANCIAL COVENANT" means any covenant or equivalent provision (including, without limitation, any default or event of default provision and definitions of defined terms used therein) requiring the Company:

            (a) to maintain any level of financial performance (including, without limitation, a specified level of net worth, total assets, cash flow or net income),

            (b) not to exceed any maximum level of indebtedness,

            (c) to maintain any relationship of any component of its capital structure to any other component thereof (including, without limitation, the relationship of indebtedness, senior indebtedness or subordinated indebtedness to total capitalization or to net worth), or

            (d) to maintain any measure of its ability to service its indebtedness (including, without limitation, falling below any specified ratio of revenues, cash flow or net income to interest expense, rental expense, capital expenditures and/or scheduled payments of indebtedness).

10. NEGATIVE COVENANTS.

      The Company covenants that so long as any of the Notes are outstanding:

      10.1. TRANSACTIONS WITH AFFILIATES.

      The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

      10.2. MERGER, CONSOLIDATION, ETC.

The Company will not, and will not permit any Subsidiary Guarantor to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

            (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company or such Subsidiary Guarantor, as the case may be, as an entirety (the "SURVIVOR"), as the case may be, shall be a solvent corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia, and, if the Company or such Subsidiary Guarantor is not the Survivor, the Survivor shall have expressly assumed in writing the due and punctual payment of the principal of and Make-Whole Amount, if any, and interest on all of the Notes according to their tenor and the due and punctual performance and observance of each covenant and condition of such Obligor under the applicable Financing Documents, pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders;

            (b) to the extent the Company is not the Survivor of such transaction, each Subsidiary Guarantor shall have executed and delivered to each holder of Notes its reaffirmation of its obligations under its Guaranty Agreement in form and substance reasonably satisfactory to the Required Holders; and

            (c) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer or lease of all or substantially all of the assets of any Obligor shall have the effect of releasing such Obligor or any Survivor that shall theretofore have become such in the manner prescribed in this Section
10.2 from its liability under the applicable Financing

Documents.

      10.3. CONSOLIDATED NET WORTH.

      The Company will not, at any time, permit Consolidated Net Worth to be less than Two Hundred Forty Million Dollars ($240,000,000).

      10.4. INCURRENCE OF FUNDED DEBT.

      The Company will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Funded Debt, except:

            (a)   the Notes;

            (b)   Funded Debt owing to the Company or a Wholly-Owned Subsidiary;

            (c)   Funded Debt outstanding on the date hereof and disclosed in
                  Schedule 5.15, and any renewals, extensions, and refundings thereof so long as (i) no Default or Event of Default shall exist, and (ii) there is no increase in the aggregate principal amount thereof outstanding, in each case on the date of any such renewal, extension or refunding; and

            (d) additional Funded Debt so long as on the date the Company or such Subsidiary becomes liable with respect to any such Funded Debt and immediately after giving effect thereto and the concurrent retirement of any other Funded Debt,

                  (i)   no Default or Event of Default exists,

                  (ii) the sum of (A) Consolidated Senior Funded Debt, plus (B) the Clean-Down Amount of Consolidated Current Debt, does not exceed 55% of Consolidated Total Capitalization, and

                  (iii) the sum of (A) Consolidated Funded Debt, plus (B) the
                        Clean-Down Amount of Consolidated Current Debt, does not exceed 65% of Consolidated Total Capitalization.

      As used in this Section 10.4, the term "CLEAN-DOWN AMOUNT OF CONSOLIDATED CURRENT DEBT" means, at any date, the lowest average daily amount of Consolidated Current Debt outstanding during any period of thirty (30) consecutive days occurring in the twelve consecutive calendar months most recently ended as of such date (or on such date if such date shall be the last day of a calendar month).

      For the purposes of this Section 10.4, any Person becoming a Subsidiary after the date hereof shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then outstanding Funded Debt, and any Person extending, renewing or refunding any Funded Debt shall be deemed to have incurred such Funded Debt at the time of such extension, renewal or refunding. For the avoidance of doubt, the parties hereto acknowledge and agree that the covenant set forth in this Section 10.4 is to be applied on and as of each date upon which the Company or any Subsidiary shall, directly or indirectly, create, incur, assume, guarantee or otherwise become directly or indirectly liable with respect to (or, as described in the immediately preceding sentence, be deemed, directly or indirectly, to create, incur, assume, guarantee or otherwise become directly or indirectly liable with respect to), any Funded Debt.

      10.5. INCURRENCE OF CURRENT DEBT.

      The Company will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Current Debt on any date unless no Default or Event of Default shall exist on such date and there shall have been a period of thirty (30) consecutive days occurring in the twelve consecutive calendar months most recently ended as of such date (or on such date if such date shall be the last day of a calendar month) on each day of which Consolidated Current Debt shall not have been in excess of the amount of Funded Debt that the Company and the Subsidiaries could have incurred, but did not incur, on such day in accordance with Section 10.4(d).

      For the purposes of this Section 10.5, any Person becoming a Subsidiary after the date hereof shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then outstanding Current Debt, and any Person extending, renewing or refunding any Current Debt shall be deemed to have incurred such Current Debt at the time of such extension, renewal or refunding. For the avoidance of doubt, the parties hereto acknowledge and agree that the covenant set forth in this Section 10.5 is to be applied on and as of each date upon which the Company or any Subsidiary shall, directly or indirectly, create, incur, assume, guarantee or otherwise become directly or indirectly liable with respect to (or, as described in the immediately preceding sentence, be deemed, directly or indirectly, to create, incur, assume, guarantee or otherwise become directly or indirectly liable with respect to), any Current Debt.

      10.6. PRIORITY DEBT.

      The Company will not, at any date, permit Priority Debt to exceed 25% of Consolidated Total Capitalization, determined as of the last day of the then most recently ended fiscal quarter of the Company (or determined as of such date if such date shall be the last day of a fiscal quarter of the Company).

      10.7. LIENS.

      The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom (whether or not provision is made for the equal and ratable securing of the Notes in accordance with the last paragraph of this Section 10.7), or assign or otherwise convey any right to receive income or profits, except:

      (a) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business:

            (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or

            (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

      (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case incurred in the ordinary course of business for sums not yet due and payable or the payment of which is not at the time required by
            Section 9.4;

      (c) Liens arising from judicial attachments or judgments, or securing appeal bonds, and other similar Liens, provided that

            (i) the execution or other enforcement of such Liens is effectively stayed, and

            (ii) the claims secured thereby are being actively contested in good faith and adequate reserves in respect thereof have been established by the Company or such Subsidiary in accordance with GAAP;

      (d) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of the Subsidiaries, provided that such Liens do not, in the aggregate, materially impair the use of such property by the Company or such Subsidiary;

      (e) Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

      (f) Liens on property of a Subsidiary, provided that such Liens secure only Debt owing to the Company or a Subsidiary; and

      (g) other Liens not otherwise permitted by paragraphs (a) through (f) of this Section 10.7, so long as the Debt secured thereby can be

                  (i)   incurred under Section 10.4(d), and

                  (ii) incurred and remain outstanding in accordance with the requirements of Section 10.6.

      If, notwithstanding the prohibition contained herein, the Company shall, or shall permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist any Lien, other than those Liens permitted by the provisions of paragraphs (a) through (g) of this Section 10.7, it will make or cause to be made effective provision whereby the Notes will be secured equally and ratably with any and all other obligations thereby secured, such security to be pursuant to agreements reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property. Such violation of this Section 10.7 will constitute an Event of Default, whether or not provision is made for an equal and ratable Lien pursuant to this Section 10.7.

      10.8. ASSET SALES.

            (a) Sale of Assets. The Company will not, and will not permit any Subsidiary to, make any Asset Disposition unless:

                  (i) in the good faith opinion of the Company, the Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property exchanged and is in the best interest of the Company or such Subsidiary;

                  (ii) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist; and

                  (iii) immediately after giving effect to the Asset
                        Disposition, the sum of the Disposition Values in respect of all property that was the subject of any Asset Disposition occurring in the period commencing with the first day of the Current Four Quarter Period and ending with and including the date of such Asset Disposition would not exceed 15% of Consolidated Total Assets as of the end of the then most recently ended fiscal year of the Company. As used in this Section 10.8(a)(iii), the term "CURRENT FOUR QUARTER PERIOD" means, as of any date, the period of four consecutive fiscal quarters of the Company ending on the last day of the then current fiscal quarter of the Company.

If the Company shall give written notice to the holders of the Notes prior to consummation of any Transfer that it intends to apply the Net Proceeds Amount arising therefrom to a Debt Prepayment Application or a Property Reinvestment Application within 365 days after such Transfer, then such Transfer, only for the purpose of determining compliance with subsection (iii) of this Section 10.8(a), shall be deemed not to be an Asset Disposition. If the Company shall fail to apply such Net Proceeds Amount as stated in such notice within such period, such failure shall constitute an Event of Default.

            (b) Disposal of Ownership of a Subsidiary. The Company will not, and will not permit any of the Subsidiaries to, Transfer any shares of Subsidiary Stock (including, without limitation, pursuant to any merger, consolidation or other transaction specified in Section 10.2 hereof), nor will the Company permit any such Subsidiary to issue or Transfer any shares of its own Subsidiary Stock, provided that the foregoing restrictions do not apply to:

                  (i) the issue of directors' qualifying shares by any such Subsidiary;

                  (ii) any such Transfer of Subsidiary Stock constituting a Transfer described in clause (a) of the definition of "Asset Disposition"; and

                  (iii) the Transfer of all of the Subsidiary Stock of a
                        Subsidiary owned by the Company and the other Subsidiaries if:

                        (A) such Transfer satisfies the requirements of Section
                  10.8(a) hereof,

                        (B) in connection with such Transfer the entire
                  investment (whether represented by stock, Debt, claims or otherwise) of the Company and the other Subsidiaries in such Subsidiary is sold, transferred or otherwise disposed of to a Person other than (1) the Company, (2) another Subsidiary not being simultaneously disposed of, or (3) an Affiliate, and

                        (C) the Subsidiary being disposed of has no continuing
                  investment in any other Subsidiary not being simultaneously disposed of or in the Company.

      10.9. SALE-AND-LEASEBACK TRANSACTIONS.

      The Company will not, and will not permit any Subsidiary to, enter into or permit to continue any Sale-and-Leaseback Transaction unless either (a) the Attributable Debt associated therewith can be incurred and remain outstanding in accordance with the requirements of Section 10.6 or (b) the Company shall give written notice to the holders of the Notes prior to consummation of any such transaction that it intends to apply the Net Proceeds Amount arising therefrom to a Debt Prepayment Application or a Property Reinvestment Application within 365 days after such consummation, in which event such transaction, only for the purpose of determining compliance with this Section 10.9, shall be deemed not to be a Sale-and-Leaseback Transaction. If the Company shall fail to apply such Net Proceeds Amount as stated in such notice within such period, such failure shall constitute an Event of Default.

      10.10. LINE OF BUSINESS.

      The Company will not, and will not permit any of its Subsidiaries to, engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Form 10-K filed for the fiscal year ending April 30, 2003.

11. EVENTS OF DEFAULT.

      An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

            (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

            (b) the Company defaults in the payment of any interest on any Note for more than ten Business Days after the same becomes due and payable; or

            (c) the Company defaults in the performance of or compliance with any term contained in any one or more of Section 7.1(d) or Sections 10.2 through 10.9, inclusive; or

            (d) any Obligor defaults in the performance of or compliance with any term contained herein (other than those referred to in Section 11(a)), Section 11(b) or Section 11(c)) and such default is not remedied within 30 days after the earlier of
                  (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this Section 11(d)); or

            (e) any representation or warranty made in writing by or on behalf of any Obligor or by any officer of such Obligor in any Financing Document or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

            (f)   the Company or any Significant Subsidiary

                  (i) is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or Make-Whole Amount or interest on any Indebtedness (other than Indebtedness under this Agreement and the Notes) that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto (after giving effect to any consents or waivers in respect thereof), or

                  (ii) is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $15,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or

            (g)   the Company or any Significant Subsidiary

                  (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due,

                  (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction,

                  (iii) makes an assignment for the benefit of its creditors,

                  (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property,

                  (v)   is adjudicated as insolvent or to be liquidated, or

                  (vi) takes corporate action for the purpose of any of the foregoing; or

            (h) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within 90 days; or

            (i) a final judgment or judgments for the payment of money aggregating in excess of $15,000,000 are rendered against one or more of the Company and its Significant Subsidiaries and which judgments are not, within 30 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 30 days after the expiration of such stay; or

            (j)   if

                  (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code,

                  (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings,

                  (iii) the aggregate "amount of unfunded benefit liabilities"
                        (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $15,000,000,

                  (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans,

                  (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan for which there is unfunded withdrawal liability in excess of $15,000,000, or

                  (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder;

      and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect; or

            (k) any Subsidiary Guarantor fails or neglects to observe, perform or comply with any term, provision, condition or covenant contained in its respective Guaranty Agreement; or

            (i) any Guaranty Agreement is not or ceases to be effective against the applicable Subsidiary Guarantor or is alleged by the Company or a Subsidiary Guarantor to be ineffective against a Subsidiary Guarantor for any reason other than in the event that the applicable Subsidiary Guarantor is merged with and into the Company.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in section 3 of ERISA.

12. REMEDIES ON DEFAULT, ETC.

      12.1. ACCELERATION.

            (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

            (b) If any other Event of Default has occurred and is continuing, any holder or holders of a majority in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

            (c)   If any Event of Default described in paragraph (a) or (b) of
                  Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

      Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

      12.2. OTHER REMEDIES.

      If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

      12.3. RESCISSION.

      At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 75% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

      12.4. NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

      No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

      12.5. NOTICE OF ACCELERATION OR RESCISSION.

      Whenever any Note shall be declared immediately due and payable pursuant to Section 12.1 or any such declaration shall be rescinded or annulled pursuant to Section 12.3, the Obligors shall forthwith give written notice thereof to the holders of each Note at the time outstanding.

13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

      13.1. REGISTRATION OF NOTES.

      The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an

Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

      13.2. TRANSFER AND EXCHANGE OF NOTES.

      Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver within five Business Days, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of such Note set forth in Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in the last sentence of Section 6.1 and in Section 6.2.

      13.3. REPLACEMENT OF NOTES.

      Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

            (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or an Institutional Investor, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

            (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver within five Business Days, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.      PAYMENTS ON NOTES.

      14.1. PLACE OF PAYMENT.

      Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Orrville, Ohio at the principal office of the Company in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

      14.2. HOME OFFICE PAYMENT.

      So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose opposite such Purchaser's name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section
14.1. Prior to any sale or other disposition of any Note held by any Purchaser or its nominee such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this
Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by such Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser has made in this Section 14.2.

15. EXPENSES, ETC.

      15.1. TRANSACTION EXPENSES.

      Whether or not the transactions contemplated hereby are consummated, the Company will pay all out-of-pocket costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by each Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes or any Guaranty Agreement (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes or any Guaranty Agreement as against any Obligor or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or any Guaranty Agreement, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of any Obligor or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by any Purchaser).

      15.2. SURVIVAL.

      The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

      All representations and warranties contained herein shall be deemed made at and as of the date of the Closing and shall speak only as of such date. The accuracy of such representations and warranties as at the date of the Closing shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser or any holder of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and the Guaranty Agreements embody the entire agreement and understanding among each Purchaser, the Company and the Subsidiary Guarantors, and supersede all prior agreements and understandings relating to the subject matter hereof.

17. AMENDMENT AND WAIVER.

      17.1. REQUIREMENTS.

      This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5 or 6 hereof, or any defined term (as it is used therein), will be effective as to any holder unless consented to by such holder in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

      17.2. SOLICITATION OF HOLDERS OF NOTES.

            (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with all information that the Company reasonably believes is sufficient, and all other information requested by any of the holders, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

            (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or issue any guaranty, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security or guaranty is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

            (c) Scope of Consent. Any amendment or waiver made pursuant to this Section 17.2 by a holder of Notes that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary or any Affiliate and has provided or has agreed to provide such amendment or waiver as a condition to such transfer shall be void and of no force and effect except solely as to such holder, and any amendments effected or waivers granted that would not have been or would not be so effected or granted but for such amendment or waiver (and the amendments or waivers of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force and effect, retroactive to the date such amendment or waiver initially took or takes effect, except solely as to such holder.

      17.3. BINDING EFFECT, ETC.

      Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

      17.4. NOTES HELD BY COMPANY, ETC.

      Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18. NOTICES.

      All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
(b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (i) if to any Purchaser or its nominee, to such Purchaser or its nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or its nominee shall have specified to the Company in writing,

                  (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                  (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the "Treasurer," with a copy to the attention of the "Legal Department," or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19. REPRODUCTION OF DOCUMENTS.

      This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to the holders of the Notes, may be reproduced by the holders of the Notes by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the holders of the Notes may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20. CONFIDENTIAL INFORMATION.

      For the purposes of this Section 20, "CONFIDENTIAL INFORMATION" means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that

            (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure,

            (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser's behalf,

            (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or

            (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available.

Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to

                  (i) such Purchaser's directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser's Notes and is not used in connection with the analysis of any other investment in the Company except in a manner that is in compliance with applicable securities laws),

                  (ii) such Purchaser's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20,

                  (iii) any other holder of any Note,

                  (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),

                  (v) any Person from which such Purchaser offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this
                        Section 20),

                  (vi) any federal or state regulatory authority having jurisdiction over such Purchaser,

                  (vii) the National Association of Insurance Commissioners or
                        any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio, or

                  (viii) any other Person to which such delivery or disclosure may be necessary or appropriate

                        (A) to effect compliance with any law, rule, regulation
                  or order applicable to such Purchaser,

                        (B) in response to any subpoena or other legal process,

                        (C) in connection with any litigation to which such
                  Purchaser is a party or

                        (D) if an Event of Default has occurred and is
                  continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under its Notes, this Agreement or any Guaranty Agreement.

Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21. MISCELLANEOUS.

      21.1. SUCCESSORS AND ASSIGNS.

      All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

      21.2. PAYMENTS DUE ON NON-BUSINESS DAYS.

      Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

      21.3. SEVERABILITY.

      Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

      21.4. CONSTRUCTION.

      Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

      21.5. COUNTERPARTS.

      This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

      21.6. GOVERNING LAW.

      THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

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                                       42

      If each Purchaser is in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between the Purchasers and the Company.

                                                    Very truly yours,

                                                    THE J. M. SMUCKER COMPANY

                                                    By: /s/ Mark R. Belgya
                                                        ------------------------
                                                    Name: Mark R. Belgya
                                                    Title: Vice President and
                                                           Treasurer

The foregoing is hereby agreed to
as of the date thereof.

THE TRAVELERS INSURANCE COMPANY

By: /s/ Denise T. Duffy
    ----------------------------
Name: Denise T. Duffy
Title: Investment Officer

THE TRAVELERS LIFE AND ANNUITY COMPANY

By: /s/ Denise T. Duffy
    ----------------------------
Name: Denise T. Duffy
Title: Investment Officer

PRIMERICA LIFE INSURANCE COMPANY

By: /s/ Denise T. Duffy
    ----------------------------
Name: Denise T. Duffy
Title: Investment Officer

CITICORP INSURANCE AND INVESTMENT TRUST
BY: TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

By: /s/ Denise T. Duffy
    ----------------------------
Name: Denise T. Duffy
Title: Investment Officer

NATIONAL BENEFIT LIFE INSURANCE COMPANY

By: /s/ Denise T. Duffy
    ----------------------------
Name: Denise T. Duffy
Title: Investment Officer

                   [Signature Page to Note Purchase Agreement]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ William S. Engelking
    ----------------------------
Name: William S. Engelking
Title: Vice President

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY
BY: PRUDENTIAL PRIVATE PLACEMENT INVESTORS, L.P., AS INVESTMENT ADVISOR
BY: PRUDENTIAL PRIVATE PLACEMENT INVESTORS, INC., ITS GENERAL PARTNER

By: /s/ William S. Engelking
    ----------------------------
Name: William S. Engelking
Title: Vice President

MINNESOTA LIFE INSURANCE COMPANY
BY: ADVANTUS CAPITAL MANAGEMENT, INC.

By: /s/ Robert W. Thompson
    ----------------------------
Name: Robert W. Thompson
Title: Vice President

TRUSTMARK LIFE INSURANCE COMPANY
BY: ADVANTUS CAPITAL MANAGEMENT, INC.

By: /s/ Robert W. Thompson
    ----------------------------
Name: Robert W. Thompson
Title: Vice President

AMERICAN FIDELITY ASSURANCE COMPANY
BY: ADVANTUS CAPITAL MANAGEMENT, INC.

By: /s/ Robert W. Thompson
    ----------------------------
Name: Robert W. Thompson
Title: Vice President

THE LAFAYETTE LIFE INSURANCE COMPANY
BY: ADVANTUS CAPITAL MANAGEMENT, INC.

By: /s/ Robert W. Thompson
    ----------------------------
Name: Robert W. Thompson
Title: Vice President

                   [Signature Page to Note Purchase Agreement]

INDUSTRIAL-ALLIANCE PACIFIC LIFE INSURANCE COMPANY
BY: ADVANTUS CAPITAL MANAGEMENT, INC.

By: /s/ Robert W. Thompson
    ----------------------------
Name: Robert W. Thompson
Title: Vice President

EDUCATORS MUTUAL LIFE INSURANCE COMPANY
BY: ADVANTUS CAPITAL MANAGEMENT, INC.

By: /s/ Robert W. Thompson
    ----------------------------
Name: Robert W. Thompson
Title: Vice President

GREAT WESTERN INSURANCE COMPANY
BY: ADVANTUS CAPITAL MANAGEMENT, INC.

By: /s/ Robert W. Thompson
    ----------------------------
Name: Robert W. Thompson
Title: Vice President

MODERN WOODMEN OF AMERICA

By: /s/ Nick S. Coin
    ----------------------------
Name: Nick S. Coin
Title: Treasurer and Investment Manager

                   [Signature Page to Note Purchase Agreement]

                                   SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

PURCHASER NAME                                 THE TRAVELERS INSURANCE COMPANY
--------------                                 -------------------------------
Name in Which Note is Registered               TRAL & CO.

Note Registration Number; Principal Amount     R-1; $17,500,000

Payment on Account of Note

         Method                                Federal Funds Wire Transfer

         Account Information                   JP Morgan Chase
                                               One Chase Manhattan Plaza
                                               New York, NY  10081
                                               ABA # 021-000-021

                                               For: The Travelers Insurance Company
                                                    Consolidated Private Placement Account
                                                    Account # 910-2-587434

                                               Re: (see "Accompanying Information" below)

Accompanying Information                       Name of Company: J.M. SMUCKER COMPANY

                                               Description of  Security: 4.78% Senior Notes due June 1, 2014

                                               PPN: 832696 B# 4

                                               Due Date and Application (as among principal, make whole and interest)
                                               of the payment being made:

Address for Notices Related to Payments        The Travelers Insurance Company
                                               242 Trumbull Street, 5th Floor
                                               Hartford, CT  06115-0449
                                               Attn: Cashier

                                               Fax: 860-308-8556

Address for All Other Notices                  The Travelers Insurance Company
                                               242 Trumbull Street, 7th Floor
                                               Hartford, CT  06115-0449
                                               Attn: Private Placements

                                               Fax: 860-308-8547

Other Instructions                             THE TRAVELERS INSURANCE COMPANY

                                               By_________________________
                                               Name:
                                               Title:

Instructions re Delivery of Notes              The Travelers Insurance Company
                                               242 Trumbull Street, 7th Floor
                                               Hartford, CT  06115-0449
                                               Attn: Dan Kenney

Tax Identification Number                      06-0566090

                                  Schedule A-1

PURCHASER NAME                                 THE TRAVELERS LIFE AND ANNUITY COMPANY
--------------                                 --------------------------------------
Name in Which Note is Registered               TRAL & CO.

Note Registration Number; Principal Amount     R-2; $7,500,000

Payment on Account of Note

         Method                                Federal Funds Wire Transfer

         Account Information                   JP Morgan Chase
                                               One Chase Manhattan Plaza
                                               New York, NY  10081
                                               ABA # 021-000-021
                                               For: The Travelers Insurance Company
                                                    Consolidated Private Placement Account
                                                    Account # 910-2-587434

                                               Re: (see "Accompanying Information" below)

Accompanying Information                       Name of Company: J.M. SMUCKER COMPANY

                                               Description of  Security: 4.78% Senior Notes due June 1, 2014

                                               PPN: 832696 B# 4

                                               Due Date and Application (as among principal, make whole and interest)
                                               of the payment being made:

Address for Notices Related to Payments        The Travelers Life and Annuity Company
                                               242 Trumbull Street, 5th Floor
                                               Hartford, CT  06115-0449
                                               Attn: Cashier

                                               Fax: 860-308-8556

Address for All Other Notices                  The Travelers Life and Annuity Company
                                               242 Trumbull Street, 7th Floor
                                               Hartford, CT  06115-0449
                                               Attn: Private Placements

                                               Fax: 860-308-8547

Other Instructions                             THE TRAVELERS LIFE AND ANNUITY COMPANY

                                               By__________________________
                                               Name:
                                               Title:

Instructions re Delivery of Notes              The Travelers Insurance Company
                                               242 Trumbull Street, 7th Floor
                                               Hartford, CT  06115-0449
                                               Attn: Dan Kenney

Tax Identification Number                      06-0904249

                                  Schedule A-2

PURCHASER NAME                                 THE TRAVELERS LIFE AND ANNUITY COMPANY
--------------                                 --------------------------------------
Name in Which Note is Registered               TRAL & CO.

Note Registration Number; Principal Amount     R-3; $4,000,000

Payment on Account of Note

         Method                                Federal Funds Wire Transfer

         Account Information                   JP Morgan Chase
                                               One Chase Manhattan Plaza
                                               New York, NY  10081
                                               ABA # 021-000-021
                                               For: The Travelers Insurance Company
                                                    Separate Account TLAC
                                                    Account # 910-2-739365

                                               Re: (see "Accompanying Information" below)

Accompanying Information                       Name of Company: J.M. SMUCKER COMPANY

                                               Description of  Security: 4.78% Senior Notes due June 1, 2014

                                               PPN: 832696 B# 4

                                               Due Date and Application (as among principal, make whole and interest)
                                               of the payment being made:

Address for Notices Related to Payments        The Travelers Life and Annuity Company
                                               242 Trumbull Street, 5th Floor
                                               Hartford, CT  06115-0449
                                               Attn: Cashier

                                               Fax: 860-308-8556

Address for All Other Notices                  The Travelers Life and Annuity Company
                                               242 Trumbull Street, 7th Floor
                                               Hartford, CT  06115-0449
                                               Attn: Private Placements

                                               Fax: 860-308-8547

Other Instructions                             THE TRAVELERS LIFE AND ANNUITY COMPANY

                                               By__________________________
                                               Name:
                                               Title:

Instructions re Delivery of Notes              The Travelers Insurance Company
                                               242 Trumbull Street, 7th Floor
                                               Hartford, CT  06115-0449
                                               Attn: Dan Kenney

Tax Identification Number                      06-0904249

                                  Schedule A-3

PURCHASER NAME                                 PRIMERICA LIFE INSURANCE COMPANY
--------------                                 --------------------------------
Name in Which Note is Registered               PRIMERICA LIFE INSURANCE COMPANY

Note Registration Number; Principal Amount     R-4;  $5,000,000

Payment on Account of Note

         Method                                Federal Funds Wire Transfer

         Account Information                   JP Morgan Chase
                                               One Chase Manhattan Plaza
                                               New York, NY  10081
                                               ABA # 021-000-021
                                               For: Primerica Life Insurance Company
                                                    Account # 910-2-790079

                                               Re:  (see "Accompanying Information" below)

Accompanying Information                       Name of Company: J.M. SMUCKER COMPANY

                                               Description of  Security: 4.78% Senior Notes due June 1, 2014

                                               PPN: 832696 B# 4

                                               Due Date and Application (as among principal, make whole and interest)
                                               of the payment being made:

Address for Notices Related to Payments        Primerica Life Insurance Company
                                               242 Trumbull Street, 5th Floor
                                               Hartford, CT  06115-0449
                                               Attn: Cashier

                                               Fax: 860-308-8556

Address for All Other Notices                  Primerica Life Insurance Company
                                               242 Trumbull Street, 7th Floor
                                               Hartford, CT  06115-0449
                                               Attn: Private Placements

                                               Fax: 860-308-8547

Other Instructions                             PRIMERICA LIFE INSURANCE COMPANY

                                               By_________________________
                                               Name:
                                               Title:

Instructions re Delivery of Notes              The Travelers Insurance Company
                                               242 Trumbull Street, 7th Floor
                                               Hartford, CT  06115-0449
                                               Attn: Dan Kenney

Tax Identification Number                      04-1590590

                                  Schedule A-4

PURCHASER NAME                                 CITICORP INSURANCE AND INVESTMENT TRUST
--------------                                 ---------------------------------------
Name in Which Note is Registered               CITICORP INSURANCE AND INVESTMENT TRUST

Note Registration Number; Principal Amount     R-5; $4,000,000

Payment on Account of Note

         Method                                Federal Funds Wire Transfer

         Account Information                   State Street Bank and Trust Company, N.A.
                                               New York, NY
                                               ABA # 026-009-166
                                               BIC SBOSUS3N
                                               DDA # 00044008
                                               State Street Bank and Trust Company Australia Custody Clearing Account,
                                               Sydney Account # 40436501
                                               Ref: 7FGA
                                                    Citicorp Insurance and Investment Trust
                                               Re:  (see "Accompanying Information" below)

Accompanying Information                       Name of Company: J.M. SMUCKER COMPANY

                                               Description of  Security: 4.78% Senior Notes due June 1, 2014

                                               PPN: 832696 B# 4

                                               Due Date and Application (as among principal, make whole and interest)
                                               of the payment being made:

Address for Notices Related to Payments        Citicorp Insurance and Investment Trust
                                               242 Trumbull Street, 5th Floor
                                               Hartford, CT  06115-0449
                                               Attn: Cashier

                                               Fax: 860-308-8556

Address for All Other Notices                  Citicorp Insurance and Investment Trust
                                               242 Trumbull Street, 7th Floor
                                               Hartford, CT  06115-0449
                                               Attn: Private Placements

                                               Fax: 860-308-8547

Other Instructions                             CITICORP INSURANCE AND INVESTMENT TRUST
                                               By:  Travelers Asset Management International Company LLC

                                               By__________________________
                                               Name:
                                               Title:

Instructions re Delivery of Notes              The Travelers Insurance Company
                                               242 Trumbull Street, 7th Floor
                                               Hartford, CT  06115-0449
                                               Attn: Dan Kenney

Tax Identification Number                      None

                                  Schedule A-5

PURCHASER NAME                                 NATIONAL BENEFIT LIFE INSURANCE COMPANY
--------------                                 ---------------------------------------
Name in Which Note is Registered               NATIONAL BENEFIT LIFE INSURANCE COMPANY

Note Registration Number; Principal Amount     R-6; $2,000,000

Payment on Account of Note

         Method                                Federal Funds Wire Transfer

         Account Information                   JP Morgan Chase
                                               One Chase Manhattan Plaza
                                               New York, NY  10081
                                               ABA # 021-000-021
                                               For: National Benefit Life Insurance Company
                                                    Account # 910-2-790384

                                               Re: (see "Accompanying Information" below)

Accompanying Information                       Name of Company: J.M. SMUCKER COMPANY

                                               Description of  Security: 4.78% Senior Notes due June 1, 2014

                                               PPN: 832696 B# 4

                                               Due Date and Application (as among principal, make whole and interest)
                                               of the payment being made:

Address for Notices Related to Payments        National Benefit Life Insurance Company
                                               242 Trumbull Street, 5th Floor
                                               Hartford, CT  06115-0449
                                               Attn: Cashier

                                               Fax: 860-308-8556

Address for All Other Notices                  National Benefit Life Insurance Company
                                               242 Trumbull Street, 7th Floor
                                               Hartford, CT  06115-0449
                                               Attn: Private Placements

                                               Fax: 860-308-8547

Other Instructions                             NATIONAL BENEFIT LIFE INSURANCE COMPANY

                                               By___________________________
                                               Name:
                                               Title:

Instructions re Delivery of Notes              The Travelers Insurance Company
                                               242 Trumbull Street, 7th Floor
                                               Hartford, CT  06115-0449
                                               Attn: Dan Kenney

Tax Identification Number                      23-1618791

                                  Schedule A-6

PURCHASER NAME                                 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
--------------                                 -------------------------------------------
Name in Which Note is Registered               THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Note Registration Number; Principal Amount     R-7; $14,000,000

Payment on Account of Note

         Method                                Federal Funds Wire Transfer

         Account Information                   The Bank of New York
                                               New York, NY
                                               ABA #  021-000-018
                                               Account # 890-0304-391

                                               Re: Security No! INV 10502!  and
                                                   (See "Accompanying information" below)

Accompanying Information                       Name of Company: J.M. SMUCKER COMPANY

                                               Description of  Security: 4.78% Senior Notes due June 1, 2014

                                               PPN: 832696 B# 4

                                               Due Date and Application (as among principal, make whole and interest)
                                               of the payment being made:

Address for Notices Related to Payments        The Prudential Insurance Company of America
                                               c/o Investment Operations Group
                                               Gateway Center Two, 10th Floor
                                               100 Mulberry Street
                                               Newark, NJ 07102-4077
                                               Attn:    Manager, Billings and Collections

                                               with telephonic prepayment notices to:

                                               Manager, Trade Management Group

                                               Tel: 973-367-3141
                                               Fax: 800-224-2278

Address for All Other Notices                  The Prudential Insurance Company of America
                                               c/o Prudential Capital Group
                                               Two Prudential Plaza, Suite 5600
                                               180 North Stetson Avenue
                                               Chicago, IL  60601
                                               Attn: Managing Director

Other Instructions                             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                               By____________________________
                                               Name:
                                               Title: Vice President

Instructions for Delivery of Notes             The Prudential Insurance Company of America
                                               c/o Prudential Capital Group
                                               Two Prudential Plaza, Suite 5600
                                               180 North Stetson Avenue
                                               Chicago, IL  60601
                                               Attn: Armando Gamboa

Tax Identification Number                      22-1211670

                                  Schedule A-7

PURCHASER NAME                                 GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY
--------------                                 ------------------------------------------
Name in Which Note is Registered               HARE & CO.

Note Registration Number; Principal Amount     R-8;  $14,000,000

Payment on Account of Note

         Method                                Federal Funds Wire Transfer

         Account Information                   The Bank of New York
                                               ABA # 021-000-018
                                               Beneficiary: IOC566 or GLA111566
                                               Attn: PP P&I Department

                                               Ref: General Electric Capital Assurance Company - PRU
                                                    Account # 127948

                                               Re:  Security No! INV 10502!  and
                                                    (See "Accompanying information" below)

Accompanying Information                       Name of Company: J.M. SMUCKER COMPANY

                                               Description of  Security: 4.78% Senior Notes due June 1, 2014

                                               PPN: 832696 B# 4

                                               Due Date and Application (as among principal, make whole and interest)
                                               of the payment being made:

Address for Notices Related to Payments        State Street
                                               801 Pennsylvania
                                               Kansas City, MO  64105
                                               Attn: Klaus Diem
                                               Account: General Electric Capital Assurance Company

                                               Fax: 816-691-5593
                                               Email: geam@statestreetkc.com

                                               with a copy to:

                                               Bank of New York
                                               P.O. Box 19266
                                               Newark, NJ  07195
                                               Attn: PP P&I Department
                                               Ref: General Electric Capital Assurance Company
                                                    Account # 127948
                                                    (See "Accompanying information" above)

Address for All Other Notices                  Prudential Private Placement Investors, L.P.
                                               4 Gateway Center
                                               100 Mulberry Street
                                               Newark, NJ  07102
                                               Attn: Albert Trank
                                                     Managing Director

                                               Fax:  973-624-6432

Other Instructions                             GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY
                                               By: Prudential Private Placement Investors, L.P., as Investment
                                                   Advisor
                                               By: Prudential Private Placement Investors, Inc., its General
                                                   Partner

                                               By: _____________________________
                                               Name:
                                               Title: Vice President

                                  Schedule A-8

PURCHASER NAME                                 GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY
--------------                                 ------------------------------------------
Instructions for Delivery of Notes             The Bank of New York
                                               One Wall Street
                                               3rd Floor, Window A
                                               New York, NY  10286

                                               Ref: General Electric Capital Assurance Company (GECA-PRU)
                                                    Account # 127948

                                               with a copy of the above transmittal to:

                                               Prudential Capital Group
                                               4 Gateway Center
                                               100 Mulberry Street, 7th Floor
                                               Newark, NJ  07102
                                               Attn: Manger, Trade Management

Tax Identification Number                      91-6027719

                                  Schedule A-9

PURCHASER NAME                                 MINNESOTA LIFE INSURANCE COMPANY
--------------                                 --------------------------------
Name in Which Note is Registered               MINNESOTA LIFE INSURANCE COMPANY

Note Registration Number; Principal Amount     R-9; $10,000,000

Payment on Account of Note

         Method                                Federal Funds Wire Transfer

         Account Information                   Federal Reserve Bank of Boston
                                               ABA # 011-001-234
                                               BOS SAFE DEP
                                               DDA # 048771
                                               Account Name: Minnesota Life Insurance Company
                                               Account Number: ADFF0106002
                                               Cost Code: 1167

                                               Re: see "Accompanying Information" below

Accompanying Information                       Name of Company: J.M. SMUCKER COMPANY

                                               Description of  Security:  4.78% Senior Notes due June 1, 2014

                                               PPN: 832696 B# 4

                                               Due Date and Application (as among principal, make whole and interest)
                                               of the payment being made:

Address for Notices Related to Payments        Minnesota Life Insurance Company
                                               c/o Advantus Capital Management, Inc.
                                               400 Robert Street North
                                               St. Paul, MN  55101

                                               Fax: 651-223-5959

Address for All Other Notices                  Minnesota Life Insurance Company
                                               c/o Advantus Capital Management, Inc.
                                               400 Robert Street North
                                               St. Paul, MN  55101

                                               Fax: 651-223-5959

Other Instructions                             MINNESOTA LIFE INSURANCE COMPANY
                                               By: Advantus Capital Management, Inc.

                                               By: _______________________
                                               Name:
                                               Title:

Instructions for Delivery of Notes             Minnesota Life Insurance Company
                                               c/o Advantus Capital Management, Inc.
                                               400 Robert Street North
                                               St. Paul, MN  55101
                                               Attn: Nichol Harris

Tax Identification Number                      41-0417830

                                  Schedule A-10

PURCHASER NAME                                 TRUSTMARK LIFE INSURANCE COMPANY
--------------                                 --------------------------------
Name in Which Note is Registered               ELL & CO.

Note Registration Number; Principal Amount     R-10;  $2,000,000

Payment on Account of Note

         Method                                Federal Funds Wire Transfer

         Account Information                   The Northern Chgo/Trust
                                               ABA # 071-000-152

                                               For further credit to: Account # 5186041000

                                               For further credit to: Trustmark Life Insurance Company
                                                                      Account # 26-11939
                                                                      Income Collections

                                               Re: see "Accompanying Information" below

Accompanying Information                       Name of Company: J.M. SMUCKER COMPANY

                                               Description of  Security: 4.78% Senior Notes due June 1, 2014

                                               PPN: 832696 B# 4

                                               Due Date and Application (as among principal, make whole and interest)
                                               of the payment being made:

Address for Notices Related to Payments        Trustmark Life Insurance Company
                                               c/o Advantus Capital Management, Inc.
                                               400 Robert Street North
                                               St. Paul, MN  55101
                                               Attn: Client Administrator

Address for All Other Notices                  Trustmark Life Insurance Company
                                               c/o Advantus Capital Management, Inc.
                                               400 Robert Street North
                                               St. Paul, MN  55101
                                               Attn: Client Administrator

Other Instructions                             TRUSTMARK LIFE INSURANCE COMPANY
                                               By: Advantus Capital Management, Inc.

                                               By: ________________________
                                               Name:
                                               Title:

Instructions for Delivery of Notes             Northern Trust Company of New York
                                               40 Broad Street, 8th Floor
                                               New York, NY  10004
                                               Attn: Settlements for Account # 26-11939
                                                     Trustmark Life Insurance Company

Tax Identification Number                      36-3421358

                                  Schedule A-11

PURCHASER NAME                                 AMERICAN FIDELITY ASSURANCE COMPANY
--------------                                 -----------------------------------
Name in Which Note is Registered               BOOTH & CO.

Note Registration Number; Principal Amount     R-11;  $2,000,000

Payment on Account of Note

         Method                                Federal Funds Wire Transfer

         Account Information                   First Fidelity Bank, N.A.
                                               5800 N.W. 39th Street
                                               Oklahoma City, OK  73122-2120
                                               ABA # 103-002-691

                                               For credit to: InvesTrust
                                                              Account # 1040120179
                                                        Attn: Tina Swaim
                                                              Ron Mitchell

                                               Further credit to: American Fidelity Assurance Company
                                                                  Account # 52010414
                                                        Attn: Trust Operations

                                               Re:  see "Accompanying Information" below

Accompanying Information                       Name of Company: J.M. SMUCKER COMPANY

                                               Description of  Security: 4.78% Senior Notes due June 1, 2014

                                               PPN: 832696 B# 4

                                               Due Date and Application (as among principal, make whole and interest)
                                               of the payment being made:

Address for Notices Related to Payments        American Fidelity Assurance Company
                                               c/o Advantus Capital Management, Inc.
                                               400 Robert Street North
                                               St. Paul, MN  55101
                                               Attn:  Client Administrator

Address for All Other Notices                  American Fidelity Assurance Company
                                               c/o Advantus Capital Management, Inc.
                                               400 Robert Street North
                                               St. Paul, MN  55101
                                               Attn: Client Administrator

Other Instructions                             AMERICAN FIDELITY ASSURANCE COMPANY
                                               By: Advantus Capital Management, Inc.

                                               By: ________________________
                                               Name:
                                               Title:

Instructions for Delivery of Notes             Northern Trust Company of New York
                                               40 Broad Street, 8th Floor
                                               New York, NY  10004-2315
                                               Attn:  Settlements for Account # 1746957
                                                      American Fidelity Assurance Company

Tax Identification Number                      73-0714500

                                  Schedule A-12

PURCHASER NAME                                 THE LAFAYETTE LIFE INSURANCE COMPANY
--------------                                 ------------------------------------
Name in Which Note is Registered               THE LAFAYETTE LIFE INSURANCE COMPANY

Note Registration Number; Principal Amount     R-12; $1,000,000

Payment on Account of Note

         Method                                Federal Funds Wire Transfer

         Account Information                   National City Bank
                                               ABA # 074-000-065
                                               Account: 758138732
                                               Lafayette Life Insurance Company

                                               Re: see "Accompanying Information" below

Accompanying Information                       Name of Company: J.M. SMUCKER COMPANY

                                               Description of  Security:  4.78% Senior Notes due June 1, 2014

                                               PPN: 832696 B# 4

                                               Due Date and Application (as among principal, make whole and interest)
                                               of the payment being made:

Address for Notices Related to Payments        The Lafayette Life Insurance Company
                                               c/o Advantus Capital Management, Inc.
                                               400 Robert Street North
                                               St. Paul, MN  55101
                                               Attn: Client Administrator

Address for All Other Notices                  The Lafayette Life Insurance Company
                                               c/o Advantus Capital Management, Inc.
                                               400 Robert Street North
                                               St. Paul, MN  55101
                                               Attn: Client Administrator

Other Instructions                             THE LAFAYETTE LIFE INSURANCE COMPANY
                                               By: Advantus Capital Management, Inc.

                                               By: ________________________
                                               Name:
                                               Title:

Instructions for Delivery of Notes             The Lafayette Life Insurance Company
                                               1905 Teal Road
                                               Lafayette, IN  47905
                                               Attn: Tracy Gaylor
                                                     Douglas Kelsey
                                                     Investment Department

Tax Identification Number                      35-0457540

                                  Schedule A-13

PURCHASER NAME                                 INDUSTRIAL-ALLIANCE PACIFIC LIFE INSURANCE COMPANY
--------------                                 --------------------------------------------------
Name in Which Note is Registered               HARE & CO.

Note Registration Number; Principal Amount     R-13;  $1,000,000

Payment on Account of Note

         Method                                Federal Funds Wire Transfer

         Account Information                   Bank of New York
                                               ABA # 021-000-018
                                               For credit to: BBK=IOC 363

                                               For further credit to: Industrial-Alliance Pacific Life Insurance Company
                                                                      Account # 270384

                                               Re: see "Accompanying Information" below

Accompanying Information                       Name of Company: J.M. SMUCKER COMPANY

                                               Description of  Security: 4.78% Senior Notes due June 1, 2014

                                               PPN: 832696 B# 4

                                               Due Date and Application (as among principal, make whole and interest)
                                               of the payment being made:

Address for Notices Related to Payments        Industrial-Alliance Pacific Life Insurance Company
                                               c/o Advantus Capital Management, Inc.
                                               400 Robert Street North
                                               St. Paul, MN 55101
                                               Attn: Client Administrator

Address for All Other Notices                  Industrial-Alliance Pacific Life Insurance Company
                                               c/o Advantus Capital Management, Inc.
                                               400 Robert Street North
                                               St. Paul, MN 55101
                                               Attn: Client Administrator

Other Instructions                             INDUSTRIAL-ALLIANCE PACIFIC LIFE INSURANCE COMPANY
                                               By: Advantus Capital Management, Inc.

                                               By: ________________________
                                               Name:
                                               Title:

Instructions for Delivery of Notes             BNY Western Trust Company
                                               Two Union Square, Suite 250
                                               601 Union Street
                                               Seattle, WA  98101-2321
                                               Attn: Deborah Saner

Tax Identification Number                      98-0018913

                                  Schedule A-14

PURCHASER NAME                                 EDUCATORS MUTUAL LIFE INSURANCE COMPANY
--------------                                 ---------------------------------------
Name in Which Note is Registered               HARE & CO.

Note Registration Number; Principal Amount     R-14;  $500,000

Payment on Account of Note

         Method                                Federal Funds Wire Transfer

         Account Information                   First Union Bank
                                               Philadelphia, PA
                                               ABA # 031-201-467
                                               A/C # 5014179770579
                                               Attn: Mary C. Pitt
                                                     215-670-4542

                                               Ref: Educators Mutual Life Insurance Company
                                                    Account # 13-00009-00

                                               Re: see "Accompanying Information" below

Accompanying Information                       Name of Company: J.M. SMUCKER COMPANY

                                               Description of  Security: 4.78% Senior Notes due June 1, 2014

                                               PPN: 832696 B# 4

                                               Due Date and Application (as among principal, make whole and interest)
                                               of the payment being made:

Address for Notices Related to Payments        Educators Mutual Life Insurance Company
                                               c/o Advantus Capital Management, Inc.
                                               400 Robert Street North
                                               St. Paul, MN  55101
                                               Attn: Client Administrator

Address for All Other Notices                  Educators Mutual Life Insurance Company
                                               c/o Advantus Capital Management, Inc.
                                               400 Robert Street North
                                               St. Paul, MN  55101
                                               Attn: Client Administrator

Other Instructions                             EDUCATORS MUTUAL LIFE INSURANCE COMPANY
                                               By: Advantus Capital Management, Inc.

                                               By: ________________________
                                               Name:
                                               Title:

Instructions for Delivery of Notes             The Bank of New York
                                               One Wall Street
                                               3rd Floor, Window A
                                               New York, NY  10286

                                               Ref: Educators Mutual Life Insurance Company
                                                    Account # 13-00009-00
                                                    First Union Account # 071-395

Tax Identification Number                      23-1500814

                                  Schedule A-15

PURCHASER NAME                                 GREAT WESTERN INSURANCE COMPANY
--------------                                 -------------------------------
Name in Which Note is Registered               MERRILL LYNCH FOR GREAT WESTERN INSURANCE COMPANY

Note Registration Number; Principal Amount     R-15;  $500,000

Payment on Account of Note

         Method                                Federal Funds Wire Transfer

         Account Information                   Chase Manhattan Bank NY
                                               ABA # 021-000-021
                                               Account # 9304019012 / MLPFS

                                               Ref: Great Western Insurance Company
                                                    Account # 70G-13700

                                               Contact: Jeff Ferrari
                                                        201-557-1314

                                               Re: see "Accompanying Information" below

Accompanying Information                       Name of Company: J.M. SMUCKER COMPANY

                                               Description of  Security: 4.78% Senior Notes due June 1, 2014

                                               PPN: 832696 B# 4

                                               Due Date and Application (as among principal, make whole and interest)
                                               of the payment being made:

Address for Notices Related to Payments        Great Western Insurance Company
                                               c/o Advantus Capital Management, Inc.
                                               400 Robert Street North, A9-4538
                                               St. Paul, MN  55101
                                               Attn: Kay Rasmussen

Address for All Other Notices                  Great Western Insurance Company
                                               c/o Advantus Capital Management, Inc.
                                               400 Robert Street North, A9-4538
                                               St. Paul, MN  55101
                                               Attn: Kay Rasmussen

Other Instructions                             GREAT WESTERN INSURANCE COMPANY
                                               By: Advantus Capital Management, Inc.

                                               By: ________________________
                                               Name:
                                               Title:

Instructions for Delivery of Notes             New York Window / DTCC
                                               55 Water Street
                                               New York, NY  10041
                                               Attn: Butch Puazo

                                               Ref: Great Western Ins. Co.
                                                    Account # 70G-13700

Tax Identification Number                      87-0395954

                                  Schedule A-16

PURCHASER NAME                                 MODERN WOODMEN OF AMERICA
--------------                                 -------------------------
Name in Which Notes are to be Registered       MODERN WOODMEN OF AMERICA

Note Registration Number; Principal Amount     R-16; $15,000,000

Payment on Account of Note

         Method                                Federal Funds Wire Transfer

         Account Information                   The Northern Trust Company
                                               50 South LaSalle Street
                                               Chicago, IL  60675
                                               ABA # 071-000-152
                                               Account Name: Modern Woodmen of America
                                               Account #: 84352

                                               Re: (see "Accompanying Information" below)

Accompanying Information                       Name of Company: J.M. SMUCKER COMPANY

                                               Description of  Security: 4.78% Senior Notes due June 1, 2014

                                               PPN: 832696 B# 4

                                               Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments        Modern Woodmen of America
                                               1701 First Avenue
                                               Rock Island, IL  61201
                                               Attn: Investment Accounting Department

Address for All Other Notices                  Modern Woodmen of America
                                               1701 First Avenue
                                               Rock Island, IL  61201
                                               Attn: Investment Department

                                               Email: Investment.Department@Modern-Woodmen.org

Other Instructions                             MODERN WOODMEN OF AMERICA

                                               By______________________________
                                               Name:
                                               Title:

Instructions re Delivery of Notes              Modern Woodmen of America
                                               1701 First Avenue
                                               Rock Island, IL 61201
                                               Attn: Doug Pannier

Tax Identification Number                      36-1493430

                                  Schedule A-17

\
                                   SCHEDULE B

                                  DEFINED TERMS

      As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

      "ACQUISITION" means the acquisition by the Company of International Multifoods Corporation pursuant to the Agreement and Plan of Merger, dated March 7, 2004, by and among the Company, MIX and International Multifoods Corporation.

      "AFFILIATE" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

      "AGREEMENT" is defined in Section 17.3.

      "ASSET DISPOSITION" means any Transfer except :

            (a)   any

                  (i) Transfer from a Subsidiary to the Company or a Wholly-Owned Subsidiary;

                  (ii)  Transfer from the Company to a Wholly-Owned Subsidiary;
                        and

                  (iii) Transfer from the Company to a Subsidiary (other than a
                        Wholly-Owned Subsidiary) or from a Subsidiary to another Subsidiary (other than a Wholly-Owned Subsidiary), which in either case is for Fair Market Value,

      so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default exists; or

            (b) any Transfer made in the ordinary course of business and involving only property that is either (i) inventory held for sale or (ii) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or any of its Subsidiaries or that is obsolete.

      "ATTRIBUTABLE DEBT" means, as to any particular lease relating to a Sale-and-Leaseback Transaction, the present value of all Lease Rentals required to be paid by the Company or any Subsidiary under such lease during the remaining term thereof (determined in accordance with

                                  Schedule B-1
generally accepted financial practice using a discount factor equal to the interest rate implicit in such lease if known or, if not known, an interest rate of 10% per annum).

      "BANK CREDIT AGREEMENT" means that certain unsecured revolving credit facility by and among the Company, Key Bank National Association, as Agent, and the lenders named therein, to be entered into on or about June 17, 2004, as such agreement may be amended or restated from time to time.

      "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City, New York are required or authorized to be closed.

      "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

      "CHANGE IN CONTROL" means any of:

            (a) (i) the failure of the Smucker Family to hold, in the aggregate, not less than the greater of (A) 7.5% of the Special Voting Power of all classes of Voting Stock of the Company and (B) not less than the amount of the Special Voting Power of all classes of the Voting Stock of the Company possessed by the Largest Other Shareholder, or

                (ii) the failure of the Smucker Family to hold, in the
            aggregate, not less than the greater of (A) 5% of the Ordinary Voting Power of all classes of the Voting Stock of the Company and
            (B) not less than the amount of Ordinary Voting Power of all classes of the Voting Stock of the Company possessed by the Largest Other Shareholder; or

            (b) all or substantially all of the assets of the Company are sold or otherwise transferred, in a single transaction or a series of related transactions, to any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing); or

            (c) if, for any reason whatsoever, either Timothy P. Smucker or Richard K. Smucker (or both) shall fail to serve on the board of directors of the Company at any time; provided, that if either Timothy P. Smucker or Richard K. Smucker (but not both) shall fail to serve on the board of directors of the Company at any time, then with respect to this clause (c) only, it shall not be deemed to constitute a Change of Control if such individual is replaced as a director of the Company within one hundred twenty (120) days of such event by an individual reasonably satisfactory to the Required Holders.

      "CLOSING" is defined in Section 3.

      "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

                                  Schedule B-2

      "COMPANY" is defined in the introductory sentence of this Agreement.

      "CONFIDENTIAL INFORMATION" is defined in Section 20.

      "CONSOLIDATED ATTRIBUTABLE DEBT" means, as of any date of determination, the total of all Attributable Debt of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

      "CONSOLIDATED CURRENT DEBT" means, as of any date of determination, the total of all Current Debt of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

      "CONSOLIDATED FUNDED DEBT" means, as of any date of determination, the total of all Funded Debt of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

      "CONSOLIDATED NET WORTH" means, at any time,

            (a) the sum of (i) the par value (or value stated on the books of the corporation) of the capital stock (but excluding treasury stock, capital stock subscribed and unissued and Preferred Stock redeemable prior to the maturity date of the Notes) of the Company and its Subsidiaries plus (ii) the amount of the paid-in capital and retained earnings of the Company and its Subsidiaries, in each case as such amounts would be shown on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, minus

            (b) to the extent included in clause (a), all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries.

      "CONSOLIDATED SENIOR FUNDED DEBT" means all Senior Funded Debt of the Company and the Subsidiaries, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

      "CONSOLIDATED TOTAL ASSETS" means, at any time, the total assets of the Company and the Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and the Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries.

                                  Schedule B-3

      "CONSOLIDATED TOTAL CAPITALIZATION" means, at any time, the sum of Consolidated Net Worth and Consolidated Funded Debt.

      "CONTROL EVENT" means:

                  (a) the execution, by the holders of Voting Stock of the
            Company (together with their respective executors, heirs, beneficiaries, successors and assigns) or (in the case of any natural Person) their respective Families or Family Trusts, or by the Company or any of its Subsidiaries or Affiliates, of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control;

                  (b) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control; or

                  (c) the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the Closing Date) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the Closing Date) to the holders of the Voting Stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

      "CURRENT DEBT" means, with respect to any Person, all Debt of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures on demand or within one year from the date of the creation thereof and is not directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more from such date, provided that (a) Debt outstanding under a revolving credit or similar agreement which obligates the lender or lenders to extend credit over a period of one year or more and (b) Current Maturities of Funded Debt shall constitute Funded Debt and not Current Debt, even though such Debt by its terms matures on demand or within one year from such date.

      "CURRENT MATURITIES OF FUNDED DEBT" means, at any time and with respect to any item of Funded Debt, the portion of such Funded Debt outstanding at such time which by the terms of such Funded Debt or the terms of any instrument or agreement relating thereto is due on demand or within one year from such time (whether by sinking fund, other required prepayment or final payment at maturity) and is not directly or indirectly renewable, extendible or refundable at the option of the obligor under an agreement or firm commitment in effect at such time to a date one year or more from such time.

      "DEBT" means, with respect to any Person, without duplication:

                  (a) its liabilities for borrowed money;

                  (b) its liabilities for the deferred purchase price of
            property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under

                                  Schedule B-4
            any conditional sale or other title retention agreement with respect to any such property);

                  (c) all liabilities appearing on its balance sheet in
            accordance with GAAP in respect of Capital Leases;

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

                  (e) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

      "DEBT PREPAYMENT APPLICATION" means, with respect to any Transfer of property, the application by the Company or its Subsidiaries of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay Senior Funded Debt of the Company (other than Senior Funded Debt owing to the Company, any of its Subsidiaries or any Affiliate and Senior Funded Debt in respect of any revolving credit or similar credit facility providing the Company or any of its Subsidiaries with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Senior Funded Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Senior Funded Debt).

      "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

      "DEFAULT RATE" means, with respect to any Note, that rate of interest that is the greater of (a) 2% per annum above the rate of interest stated in clause
(a) of the first paragraph of such Note or (b) 2% per annum over the rate of interest publicly announced from time to time by JPMorgan Chase Bank of New York (or its successor) in New York City as its "base" or "prime" rate.

      "DISPOSITION VALUE" means, at any time, with respect to any property

                  (a) in the case of property that does not constitute
            Subsidiary Stock, the book value thereof, valued at the time of such disposition in good faith by the Company, and

                  (b) in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding capital stock of such Subsidiary (assuming, in making such calculations, that all Securities convertible into such capital stock are so converted and giving full effect to all transactions

                                  Schedule B-5
            that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by the Company.

      "ENVIRONMENTAL LAWS" means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

      "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

      "EVENT OF DEFAULT" is defined in Section 11.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "FAIR MARKET VALUE" means, at any time, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell), as determined by, in the case of any property that is to be the subject of a Transfer:

                        (i) an appraiser of established reputation in appraising
                  property of the kind to be subject to such Transfer;

                        (ii) the highest price offered for such property in a
                  competitive bidding process in which at least three potential bidders have been requested to participate so long as the Company had a reasonable basis on which to make such request (in terms of such potential bidders' financial resources and interest in such property); or

                        (iii) an analysis prepared by the Company which in
                  addition to taking into account the standard set forth in this definition prior to clause (i) shall take into account the operating costs that would be saved by disposing of such property, and the relative tax benefits attributable to continued ownership and to disposition of such property; provided, however, that the sum of the Disposition Value of such property, plus the Disposition Value of all other such property Transferred during the 365 day period ending on such date, shall not exceed an amount equal to 3% of Consolidated Total Assets as of the end of the then most recently ended fiscal year of the Company exclusive of the Disposition Value of the real property of the Company located in Pottstown, Pennsylvania, and the plant and equipment located thereon, related to the "Mrs.'s Smith's" frozen pie business. Any such evaluation shall be delivered to the holders of the

                                  Schedule B-6

                  Notes together with an Officer's Certificate, signed by a Senior Financial Officer, certifying as to the accuracy and completeness of such evaluation.

      "FAMILY" means, in respect of any individual, the heirs, legatees, descendants and blood relatives to the fifth degree of consanguinity of such individual.

      "FAMILY TRUSTS" means, in respect of any individual, any trusts for the exclusive benefit of such individual, his or her spouse and lineal descendants.

      "FINANCING DOCUMENTS" means this Agreement, the Notes and each Guaranty Agreement, as each may be amended, restated or otherwise modified from time to time, and all other documents to be executed and/or delivered in favor of any holders of Notes, or all of them, by the Company, any of its Subsidiaries, or any other Person in connection with this Agreement.

      "FUNDED DEBT" means, with respect to any Person, all Debt of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more (including, without limitation, an option of such obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof.

      "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

      "GOVERNMENTAL AUTHORITY" means

                  (a) the government of

                        (i) the United States of America or any state or other
                  political subdivision thereof, or

                        (ii) any jurisdiction in which the Company or any
                  Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

      "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

                  (a) to purchase such indebtedness or obligation or any
            property constituting security therefor;

                                  Schedule B-7

                  (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

                  (d) otherwise to assure the owner of such indebtedness or
            obligation against loss in respect thereof.

      In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

      "GUARANTY AGREEMENT" means, collectively (a) as defined in Section 4.11, and (b) any Guaranty executed and delivered in favor of the holders of Notes in form and substance satisfactory to the Required Holders.

      "HOLDER" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 13.1.

      "INDEBTEDNESS" with respect to any Person means, at any time, without duplication:

                  (a) its liabilities for borrowed money and its redemption
            obligations in respect of mandatorily redeemable Preferred Stock;

                  (b) its liabilities for the deferred purchase price of
            property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (c) all liabilities appearing on its balance sheet in
            accordance with GAAP in respect of Capital Leases;

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                  (e) all of its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

                  (f) Swaps of such Person; and

                                  Schedule B-8

                  (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

      "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

      "LARGEST OTHER SHAREHOLDER" means, with respect to either Voting Stock of the Company having Special Voting Power or Voting Stock of the Company having Ordinary Voting Power, the person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or the related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing), other than the Smucker Family, possessing Voting Stock of the Company with the greatest Special Voting Power or the greatest Ordinary Voting Power, as the case may be.

      "LEASE RENTALS" means, with respect to any period, the sum of the minimum amount of rental and other obligations required to be paid during such period by the Company or any Subsidiary as lessee under all leases of real or personal property (other than Capital Leases), excluding any amounts required to be paid by the lessee (whether or not therein designated as rental or additional rental)
(a) which are on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges, or (b) which are based on profits, revenues or sales realized by the lessee from the leased property or otherwise based on the performance of the lessee.

      "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

      "MAKE-WHOLE AMOUNT" is defined in Section 8.7.

      "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries taken as a whole.

      "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Notes, (c) the ability of any Subsidiary Guarantor to perform its obligations under its respective Guaranty Agreement or (d) the validity or enforceability of this Agreement, the Notes or any Guaranty Agreement.

      "MIX" means MIX Acquisition Corporation, a Delaware corporation and Wholly-Owned Subsidiary of the Company.

                                  Schedule B-9

      "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

      "NET PROCEEDS AMOUNT" means, with respect to any Transfer of any property by any Person, an amount equal to the difference of

                  (a) the aggregate amount of the consideration (valued at the
            Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus

                  (b) all ordinary and reasonable out-of-pocket costs and
            expenses actually incurred by such Person in connection with such Transfer.

      "1999 NOTE AGREEMENT" means, collectively, those certain Note Purchase Agreements, each dated as of June 16, 1999, among the Company and each of the Persons listed on Schedule A thereto.

      "NOTES" is defined in Section 1.1.

      "OBLIGORS" means, collectively, the Company and each Subsidiary Guarantor.

      "OFFEREE LETTER" is defined in Section 5.13.

      "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company, or any Subsidiary, as the context may require, whose responsibilities extend to the subject matter of such certificate.

      "ORDINARY VOTING POWER" means the voting power attributable to all shares of Voting Stock of the Company for purposes of electing directors of the Company.

      "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

      "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

      "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

      "PREFERRED STOCK" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

                                  Schedule B-10

      "PRIORITY DEBT" means the sum of (a) all Debt of the Company secured by Liens permitted by Section 10.7(g), (b) all Debt of Subsidiaries (other than (x) Debt held by the Company or a Wholly-Owned Subsidiary or (y) Debt of MIX under the Guaranty Agreement delivered pursuant to Section 4.11 and any Guaranty by a Subsidiary Guarantor of the Debt evidenced by (1) this Agreement, (2) the Bank Credit Agreement, so long as such Debt is subject to an intercreditor agreement, in form and substance satisfactory to the Required Holders, and so long as the holders of the Notes have the benefit of such intercreditor agreement with respect to such Debt, (3) the 1999 Note Agreement, and (4) the 2000 Note Agreement) and (c) Consolidated Attributable Debt.

      "PROPERTY" OR "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

      "PROPERTY REINVESTMENT APPLICATION" means, with respect to any Transfer of property, the satisfaction of each of the following conditions:

                  (a) an amount equal to the Net Proceeds Amount with respect to such Transfer shall have been applied to the acquisition by the Company, or any of its Subsidiaries making such Transfer, of property that upon such acquisition is unencumbered by any Lien (other than Liens described in subparagraphs (a) through (f), inclusive, of Section 10.7) and that

                        (i) constitutes property that is (x) property
                  classifiable under GAAP as non-current to the extent that such proceeds are derived from the Transfer of property that was properly classifiable as non-current, and otherwise properly classifiable as either current or non-current, and (y) to be used in the ordinary course of business of the Company and the Subsidiaries, or

                        (ii) constitutes equity interests of a Person that shall
                  be, on or prior to the time of such acquisition, a Subsidiary of the Company, and that shall invest the proceeds of such acquisition in property of the nature described in the immediately preceding clause (i); and

                  (b) the Company shall have delivered a certificate of a
            Responsible Officer of the Company to each holder of a Note referring to Section 10.8 or Section 10.9, as applicable, and identifying the property that was the subject of such Transfer, the Disposition Value of such property, and the nature, terms, amount and application of the proceeds from the Transfer.

      "PROPOSED PREPAYMENT DATE" is defined in Section 8.3(c).

      "PTE" means a United States Department of Labor Prohibited Transaction Class Exemption.

      "PURCHASERS" means and includes each of the Persons listed in Schedule A.

      "QPAM EXEMPTION" is defined in Section 6.2(c).

                                  Schedule B-11

      "REQUIRED HOLDERS" means, at any time, the holders of at least a majority in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

      "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company or MIX with responsibility for the administration of the relevant portion of this Agreement.

      "SALE-AND-LEASEBACK TRANSACTION" means a transaction or series of transactions pursuant to which the Company or any Subsidiary shall sell or transfer to any Person (other than the Company or a Subsidiary) any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, the Company or any Subsidiary shall rent or lease as lessee (other than pursuant to a Capital Lease), or similarly acquire the right to possession or use of, such property or one or more properties which it intends to use for the same purpose or purposes as such property.

      "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

      "SECURITY" has the meaning set forth in Section 2(1) of the Securities
Act.

      "SENIOR FINANCIAL OFFICER" means the Chief Financial Officer, principal accounting officer, treasurer or controller of the Company.

      "SENIOR FUNDED DEBT" means all Funded Debt of the Company (other than Subordinated Funded Debt) and all Funded Debt of Subsidiaries.

      "SIGNIFICANT SUBSIDIARY" means at any time any Subsidiary that would at such time constitute a "significant subsidiary" (as such term is defined in Regulation S-X of the Securities and Exchange Commission as in effect on the date of the Closing) of the Company; provided that each Subsidiary Guarantor shall at all times be deemed a Significant Subsidiary.

      "SOURCE" is defined in Section 6.2.

      "SMUCKER FAMILY" means and includes Timothy P. Smucker, Richard K. Smucker, Susan Smucker Wagstaff and Marcella Smucker Clark, and their respective Families and Family Trusts.

      "SPECIAL VOTING POWER" means the voting power attributable to those shares of Voting Stock of the Company entitled to the special voting rights set forth in Division II, Section 2(a) of the Amended Articles of Incorporation of the Company.

      "SUBORDINATED FUNDED DEBT" means any Funded Debt of the Company that is subordinated in right of payment or security to Funded Debt evidenced by the Notes, in each case, upon written terms and conditions reasonably satisfactory to the Required Holders.

      "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group)

                                  Schedule B-12
ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

      "SUBSIDIARY GUARANTOR" means, collectively, MIX and any Subsidiary that has executed and delivered to the holders of Notes a Guaranty Agreement, together with an opinion of counsel to such Subsidiary in form and substance satisfactory to the Required Holders, evidence of proper corporate authorization and such other documents and instruments as may be reasonably requested by the Required Holders.

      "SUBSIDIARY STOCK" means, with respect to any Person, the stock (or any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock) of any Subsidiary of such Person.

      "SURVIVOR" is defined in Section 10.2(a).

      "SWAPS" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

      "TRANSFER" means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Subsidiary Stock. For purposes of determining the application of the Net Proceeds Amount in respect of any Transfer, the Company may designate any Transfer as one or more separate Transfers each yielding a separate Net Proceeds Amount. In any such case, the Disposition Value of any property subject to each such separate Transfer shall be determined by ratably allocating the aggregate Disposition Value of all property subject to all such separate Transfers to each such separate Transfer on a proportionate basis.

      "2000 NOTE AGREEMENT" means, collectively, those certain Note Purchase Agreements, each dated as of August 23, 2000, among the Company and each of the Persons listed on Schedule A thereto.

      "USA PATRIOT ACT" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 of the United States of America.

                                  Schedule B-13

      "VOTING STOCK" means capital stock of any class or classes of a Person the holders of which are ordinarily, in the absence of contingencies, entitled to elect corporate directors (or Persons performing similar functions).

      "WHOLLY-OWNED SUBSIDIARY" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

                                  Schedule B-14

                                  SCHEDULE 4.9

                         CHANGES IN CORPORATE STRUCTURE

      The Subsidiary Guarantor, MIX Acquisition Corporation, was formed in Delaware on March 5, 2004 and is a Wholly-Owned Subsidiary of the Company.

                                  Schedule 4.9-1

                                  SCHEDULE 5.3

                              DISCLOSURE MATERIALS

      The SEC Division of Corporate Finance submitted a letter to the Company dated March 3, 2004 regarding a review conducted by the SEC on the Company's Form 10-K, filed July 24, 2003 and Form 10-Q filed December 11, 2003. The SEC provided comments on the Company's financial statements and related disclosures in management's discussion and analysis. In certain areas, the SEC requested that the Company revise its filings, or respond to the SEC as to why its comment is inapplicable or a revision is unnecessary. The Company responded to the SEC Division of Corporate Finance in a letter dated March 22, 2004 and has agreed to revise future filings on Form 10-K and Form 10-Q.

                                 Schedule 5.3-1

                                  SCHEDULE 5.4

              ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES

                                                                                                                OWNERSHIP
                                                                               JURISDICTION OF         -----------------------------
SUBSIDIARY                                                                      INCORPORATION          OWNED BY    PERCENT OWNERSHIP
----------                                                                    ------------------       --------    -----------------
J.M. Smucker LLC                                                              Ohio                     Company           100%
Smucker Fruit Processing Company                                              California               Company           100%
J.M. Smucker (Pennsylvania), Inc. (formerly H. B. DeViney Company, Inc.)      Pennsylvania             Company           100%
Mary Ellen's, Incorporated                                                    Ohio                     Company           100%
The Dickinson Family, Inc.                                                    Ohio                     Company           100%
Smucker Quality Beverages, Inc. (formerly Knudsen & Sons, Inc.) ("SQB")       California               Company           100%
Juice Creations Co.                                                           Ohio                     SQB               100%
Santa Cruz Natural Incorporated                                               California               SQB               100%
After The Fall Products, Inc.                                                 Ohio                     SQB               100%
Knudsen & Sons, Inc.                                                          Ohio                     SQB               100%
Alternative Attitudes, Inc.                                                   Ohio                     SQB               100%
Rocket Juice Company (formerly Garratt & Gunn Ltd.)                           California               SQB               100%
Smucker Latin America, Inc. (formerly J. M. Smucker (Canada), Inc.) ("SLA")   Ohio                     Company           100%
J. M. Smucker de Mexico, S.A de C.V.                                          Mexico, dom. DE          SLA               100%
Smucker do Brasil Ltda.                                                       Brazil                   SLA               100%
Smucker Australia, Inc. ("SA")*                                               Ohio                     Company           100%
Henry Jones Foods Pty. Ltd. (formerly Shawson Pty. Ltd.) ("HJF")*             Victoria, Australia      SA                100%
Hallco Pty. Ltd.*                                                             Victoria, Australia      HJF               100%
Smucker Holdings, Inc. (formerly Mrs. Smith's, Inc.)                          Ohio                     Company           100%
Smucker U. K., Inc.                                                           Ohio                     Company           100%
J. M. Smucker (Canada) Inc.                                                   Ontario                  Company           100%
Smucker Hong Kong Limited                                                     Hong Kong                Company           100%

                                 Schedule 5.4-1

                                                                                                              OWNERSHIP
                                                                              JURISDICTION OF     ---------------------------------
SUBSIDIARY                                                                     INCORPORATION      OWNED BY        PERCENT OWNERSHIP
----------                                                                    ---------------     --------        -----------------
Sunberry Farms, Inc. (formerly Gingham's, Inc.)                                   Ohio            Company               100%
Simply Smucker's, Inc. (formerly SAH, Inc.)                                       Ohio            Company               100%
Smucker Direct, Inc.                                                              Ohio            Company               100%
JM Smucker (Scotland) Limited                                                     Scotland        Company               100%
MIX Acquisition Corporation                                                       Delaware        Company               100%
HJF Acquisition Corporation ("HJF ACQ.")*                                         Delaware        Company               100%
Ardmona Acquisition Corporation*                                                  Delaware        HJF Acq.              100%

* The Company has entered into a definitive agreement to sell its Australia food business to SPC Ardmona Ltd. The transaction is expected to close by the end of June 2004.

                                 Schedule 5.4-2

                                  SCHEDULE 5.5

                              FINANCIAL STATEMENTS

1. 2003 Annual Report to Shareholders.

2. Form 10-K for the Fiscal Year Ended April 30, 2003.

3. Form 10-Q for the Quarter Ended January 31, 2004.

                                 Schedule 5.5-1

                                  SCHEDULE 5.8

                               CERTAIN LITIGATION

1. The Company is a defendant in 20 class action lawsuits related to its Simply 100% Fruit product. The Dickinson Family, Inc., a Wholly-Owned Subsidiary of the Company, has two class action lawsuits related to its Dickinson 100% Fruit product. The complaints in these lawsuits generally allege violations of state consumer fraud acts, unjust enrichment and breach of an express warranty based on the allegation that Simply 100% Fruit does not contain 100 percent fruit and it does not contain 100 percent of the fruit designated as the flavor (e.g., strawberry). The complaints generally seek damages in the form of either a refund of the purchase price or the difference between the price of Simply 100% Fruit and lower priced the Company products. The Company believes these suits are without merit and intends to vigorously defend these actions.

2. On April 1, 2003, the Fleming Companies, Inc. and numerous related entities (collectively, "FLEMING") filed Voluntary Petitions for bankruptcy in the Bankruptcy Court for the District of Delaware, Bankruptcy Case No. 03-10945(MFW), under Chapter 11, Title 11 of the United States Code (the "BANKRUPTCY CODE"). Since that date, Fleming has continued to manage and operate its business and properties as a debtor in possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code. The Company timely filed proofs of claim in the Fleming bankruptcy in excess of $2 million for goods sold and owning as of the petition date. The Company has also asserted a reclamation claim under Section 506 of the Bankruptcy Code against Fleming in an amount in excess of $1.2 million. On January 31, 2004, Fleming filed an adversary proceeding against the Company, Adversary Proceeding No. 02-51553, to, inter alia, contest the Company reclamation claim, to recover alleged preferential transfers, and to recover alleged amounts owing by the Company to Fleming. The total amount sought by Fleming in the adversary proceeding is in excess of $2 million. No discovery has yet occurred in the adversary proceeding.

                                 Schedule 5.8-1

                                  SCHEDULE 5.11

                             LICENSES, PERMITS, ETC.

      None.

                                Schedule 5.11-1

                                  SCHEDULE 5.14

                                 USE OF PROCEEDS

      The proceeds will be used to (i) finance the cash component of the acquisition by the Company of International Multifoods Corporation as further described in the Agreement and Plan of Merger, dated March 7, 2004 by and between the Company, MIX and International Multifoods Corporation, together with all agreements, exhibits, schedules, annexes and documents executed or delivered in connection therewith, and the Form S-4/Proxy Statement of the Company dated May 4, 2004, copies of which have been delivered to you, (ii) repay certain International Multifoods Corporation Debt, or (iii) finance other business activities as determined by the Company.

                                Schedule 5.14-1

                                  SCHEDULE 5.15

                              EXISTING INDEBTEDNESS

SHORT-TERM DEBT

1. Letter of Intent for an uncommitted line of credit of up to the principal amount of $40,000,000 through a Promissory Note to LaSalle Bank, N.A. (no amount outstanding)

2. Promissory Note for an uncommitted line of credit of up to the principal amount of $40,000,000 to KeyBank, N.A. (no amount outstanding)

3. Promissory Note for an uncommitted line of credit of up to the principal amount of $25,000,000 to Fifth Third Bank, N.A. (no amount outstanding)

LONG-TERM DEBT

1.    $75,000,000 in principal amount of 6.77% Senior Notes due June 1, 2009

2. $17,000,000 in principal amount of 7.70% Series A Senior Notes due September 1, 2005

3. $33,000,000 in principal amount of 7.87% Series B Senior Notes due September 1, 2007

4. $10,000,000 in principal amount of 7.94% Series C Senior Notes due September 1, 2010

LETTERS OF CREDIT

1. Irrevocable standby Letter of Credit in principal amount of $5,372,000 issued by National City Bank to Lumbermens Mutual Casualty Company, dated May 9, 2000, amended May 30, 2001

2. Irrevocable standby Letter of Credit in principal amount of $500,000 issued by National City Bank to the Commonwealth of Kentucky dated June 2, 2003

3. Irrevocable standby Letter of Credit in principal amount of $4,100,000 issued by Harris Bank to National Union Fire Insurance Company of Pittsburgh, et al., dated May 7, 2004

INTERNATIONAL INTERCOMPANY LOANS

1. Promissory Note/Revolving Loan dated May 23, 1995 between J. M. Smucker de Mexico, S.A. de C.V. and the Company in principal amount up to $5,000,000 U.S. payable upon demand by the holder

2. Promissory Note dated November 29, 1999 between Smucker do Brasil Ltda. and Smucker Latin America, Inc. in principal amount of $5,000,000 U.S., payable upon demand by the holder

3. Promissory Note dated February 3, 2000 between Smucker do Brasil Ltda. and Smucker Latin America, Inc. in principal amount of $500,000 U.S., payable upon demand by the holder

4. Promissory Note dated October 25, 2002 between Smucker do Brasil Ltda. and Smucker Latin America, Inc. in principal amount of $1,900,000 U.S., payable upon demand by the holder

5. Promissory Note dated December 30, 2002 between Smucker do Brasil Ltda. and Smucker Latin America, Inc. in principal amount of $4,100,000 U.S., payable upon demand by the holder

                                Schedule 5.15-1

                                                                       EXHIBIT 1

                                 [FORM OF NOTE]

                            THE J. M. SMUCKER COMPANY

                       4.78% SENIOR NOTE DUE JUNE 1, 2014

No. R-[__]                                                                [Date]
$[_______]                                                      PPN: 832696 B# 4

      FOR VALUE RECEIVED, the undersigned, THE J. M. SMUCKER COMPANY (herein called the "COMPANY"), a corporation organized and existing under the laws of the State of Ohio, hereby promises to pay to [________________________], or registered assigns, the principal sum of [___________________] DOLLARS ($[________]) on June 1, 2014, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.78% per annum from the date hereof, payable semiannually, on the first day of February and August in each year, commencing with the February 1 or August 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 6.78% or (ii) 2% over the rate of interest publicly announced from time to time by JPMorgan Chase Bank of New York in New York City, New York as its "base" or "prime" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of the 4.78% Senior Notes (herein called the "NOTES") issued pursuant to the Note Purchase Agreement, dated as of May 27, 2004 (as from time to time amended, the "NOTE PURCHASE AGREEMENT"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (a) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (b) to have made the representations set forth in the last sentence of Section 6.1 and in Section 6.2 of the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the

                                   Exhibit 1-1

Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      THIS NOTE AND THE NOTE PURCHASE AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                                 THE J. M. SMUCKER COMPANY

                                                 By: _________________________
                                                 Name:
                                                 Title:

                                  Exhibit 1-2

                                                                  EXHIBIT 4.4(a)

                           FORM OF OPINION OF COUNSEL
                             FOR THE COMPANY AND MIX

                              [COMPANY LETTERHEAD]

May 27, 2004

To the Persons Listed
on Annex 1 hereto

      Re: $100,000,000 4.78% Senior Notes due June 1, 2014

Ladies and Gentlemen:

      Reference is made to the Note Purchase Agreement (collectively, the "NOTE PURCHASE AGREEMENT"), dated as of May 27, 2004, between The J. M. Smucker Company, an Ohio corporation (the "COMPANY"), and each of you, pursuant to which the Company has issued to you today its 4.78% Senior Notes due June 1, 2014, in the aggregate principal amount of $100,000,000. Unless otherwise defined herein, all terms used herein that are defined in the Note Purchase Agreement have the respective meanings specified in the Note Purchase Agreement. This letter is being delivered to you in satisfaction of the condition set forth in Section 4.4(a) of the Note Purchase Agreement and with the understanding that you are purchasing the 4.78% Senior Notes due June 1, 2014 in reliance on the opinions expressed herein.

      I am the Vice President, General Counsel and Secretary of the Company, and the Secretary of MIX Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company ("SUBSIDIARY GUARANTOR"), and have acted as counsel for the Company and the Subsidiary Guarantor in connection with the transactions contemplated by the Note Purchase Agreement and the Guaranty Agreement (as defined below).

      In acting as such counsel, I have examined:

            (a) an executed copy of the Note Purchase Agreement;

            (b) executed copies of each of the Company's 4.78% Senior Notes due June 1, 2014, each dated the date hereof, in the form of Exhibit 1 to the Note Purchase Agreement and registered in the names, in the principal amounts and with the registration numbers set forth in Schedule A to the Note Purchase Agreement (collectively, the "NOTES");

            (c) an executed copy of the Guaranty Agreement, dated as of May 27, 2004 (the "GUARANTY AGREEMENT"), pursuant to which the Subsidiary Guarantor guarantees the obligations of the Company under and in respect of the Notes and the Note Purchase Agreement pursuant to the provisions thereof;

                                 Exhibit 4.4(a)-1

            (d) a long-form good standing certificate for the Company from the State of Ohio, and foreign good standing certificates for the Company from each of the states where the Company is qualified to do business;

            (e) a long-form good standing certificate for the Subsidiary Guarantor from the State of Delaware;

            (f) a copy of the Articles of Incorporation of the Company, as amended and in effect on the date hereof, certified by the State of Ohio, and a copy of the Regulations of the Company, as amended and in effect on the date hereof, and the resolutions adopted by the board of directors of the Company authorizing the Note Purchase Agreement and the Notes, as certified by the Secretary of the Company;

            (g) a copy of the Certificate of Incorporation of the Subsidiary Guarantor, as in effect on the date hereof, certified by the State of Delaware, and a copy of the By-Laws of the Subsidiary Guarantor, as in effect on the date hereof, and the resolutions adopted by the board of directors of the Subsidiary Guarantor authorizing the Guaranty Agreement, as certified by the Secretary of the Subsidiary Guarantor;

            (h) a letter to Bingham McCutchen LLP and the Company from William Blair & Company, L.L.C., dated the date hereof, describing the manner of the offering of the Notes (the "OFFEREE LETTER"); and

            (i) originals, or copies certified or otherwise identified to my satisfaction, of such other documents, records, instruments and certificates of public officials and officers and representatives of the Company and the Subsidiary Guarantor as to factual matters as I have deemed necessary or appropriate to enable me to render this opinion.

      In rendering my opinion, I have assumed that all signatures (other than signatures of officers and directors of the Company and the Subsidiary Guarantor) are genuine, that all documents submitted to me as originals are genuine, that all copies submitted to me as copies conform to the originals, that all natural Persons have legal capacity and, as to documents executed by or on behalf of Persons other than the Company or the Subsidiary Guarantor, that each such Person executing documents had the power to enter into and perform its obligations under such documents and that such documents have been duly authorized, executed and delivered by, and are binding upon and enforceable against, such Persons. I have no actual knowledge of any information that would indicate that any of my assumptions are invalid.

      In rendering my opinion, I have relied, to the extent I deem necessary and proper, on:

            (i) warranties and representations as to certain factual matters contained in the Note Purchase Agreement; and

            (ii) the Offeree Letter.

      I have no actual knowledge of any material inaccuracies in any of the facts contained in the documents listed in item (i) or item (ii) above.

      I am admitted to the practice of law solely in the State of Ohio and the opinions expressed herein are limited to the laws of the State of Ohio, the General Corporation Law of the State of Delaware and to the federal law of the United States. No opinion is expressed herein as

                                Exhibit 4.4(a)-2
to the laws of any other jurisdiction. I call your attention to the fact that the Note Purchase Agreement, the Notes and the Guaranty Agreement are governed by the laws of the State of New York. In rendering the opinions in paragraphs 6 and 7 below, I have assumed that the laws of the State of New York are the same as the laws of the State of Ohio (excluding choice of law rules, as to which I express no opinion).

      Based on the foregoing, and subject to the further assumptions, exceptions and limitations set forth below, it is my opinion that:

1. Each of the Company and the Subsidiary Guarantor is a corporation, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to carry on its business as presently conducted and own its property.

2. Each of the Company and the Subsidiary Guarantor is qualified and is in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except where the failure to so qualify and be in good standing would not have a material adverse effect on the ability of the Company to perform its obligations under the Note Purchase Agreement and the Notes or the Subsidiary Guarantor to perform its obligations under the Guaranty Agreement.

3. To the best of my knowledge after due inquiry, there is no judgment, order, action, suit, proceeding, inquiry, order or investigation, at law or in equity, before any court or governmental authority, arbitration board or tribunal, pending or threatened against the Company, the Subsidiary Guarantor or any of their respective properties which would have a material adverse effect on the ability of the Company to perform its obligations under the Note Purchase Agreement and the Notes or the Subsidiary Guarantor to perform its obligations under the Guaranty Agreement.

4. The Company has the requisite corporate power and authority to execute and deliver each of the Note Purchase Agreement and the Notes and to perform its obligations set forth in each of the Note Purchase Agreement and the Notes. The Company has the requisite corporate power and authority to offer, issue and sell the Notes.

5. The Subsidiary Guarantor has the requisite corporate power and authority to execute and deliver the Guaranty Agreement and to perform its obligations set forth in the Guaranty Agreement.

6. Each of the Note Purchase Agreement and the Notes has been duly authorized by all necessary corporate action on the part of the Company (no action on the part of the shareholders of the Company being required with respect thereto), has been executed and delivered by one or more duly authorized officers of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                                Exhibit 4.4(a)-3

7. The Guaranty Agreement has been duly authorized by all necessary corporate action on the part of the Subsidiary Guarantor (no action on the part of the shareholders of the Subsidiary Guarantor being required with respect thereto), has been executed and delivered by one or more duly authorized officers of the Subsidiary Guarantor and constitutes a legal, valid and binding obligation of the Subsidiary Guarantor, enforceable against the Subsidiary Guarantor in accordance with its terms.

8. The execution and delivery by the Company of each of the Note Purchase Agreement and the Notes, the offer, issue and sale of the Notes by the Company and the performance by the Company of its obligations under the Note Purchase Agreement and the Notes will not conflict with, constitute a violation of, result in a breach of any provision of, constitute a default under, or result in the creation or imposition of any Lien upon any of the property of the Company pursuant to its Articles of Incorporation or Regulations, any applicable statute, rule or regulation to which the Company is subject, or any agreement or instrument relating to the borrowing of money to which the Company is a party or by which its property may be bound.

9. The execution and delivery by the Subsidiary Guarantor of the Guaranty Agreement and the performance by the Subsidiary Guarantor of its obligations under the Guaranty Agreement will not conflict with, constitute a violation of, result in a breach of any provision of, constitute a default under, or result in the creation or imposition of any Lien upon any of the property of the Subsidiary Guarantor pursuant to its Certificate of Incorporation or By-Laws, any applicable statute, rule or regulation to which the Subsidiary Guarantor is subject, or any agreement or instrument relating to the borrowing of money to which the Subsidiary Guarantor is a party or by which its property may be bound.

10. Other than routine filings with the Securities and Exchange Commission, all consents, approvals and authorizations of, and all designations, declarations, filings, registrations, qualifications and recordations with, Governmental Authorities required on the part of the Company and the Subsidiary Guarantor in connection with the execution and delivery of each of the Note Purchase Agreement, the Notes and the Guaranty Agreement, the offer, issue and sale of the Notes and the use of the proceeds thereof have been obtained.

11. Based upon the accuracy of the terms of the Offeree Letter and the accuracy of each of your representations and warranties set forth in the Note Purchase Agreement, neither the issuance and sale of the Notes to each of you, under the circumstances contemplated by the Note Purchase Agreement, nor the entering into the Guaranty Agreement, is subject to the registration requirements under the Securities Act of 1933, and neither the Company nor the Subsidiary Guarantor is required to qualify an indenture with respect to the Notes under the Trust Indenture Act of 1939, as amended.

12. Neither the issuance of the Notes nor the intended use of the proceeds of the Notes (as set forth in Section 5.14 of the Note Purchase Agreement)will violate Regulations T, U or X of the Federal Reserve Board.

                                Exhibit 4.4(a)-4

13. Neither the Company nor the Subsidiary Guarantor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company" or an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      All opinions herein contained with respect to the enforceability of agreements and instruments are qualified to the extent that:

            (a) the availability of equitable remedies, including, without limitation, specific enforcement and injunctive relief, is subject to the discretion of the court before which any proceedings therefor may be brought; and

            (b) the enforceability of certain terms provided in the Note Purchase Agreement, the Notes and the Guaranty Agreement may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally as at the time in effect, and general principles of equity and the discretion of a court in granting equitable remedies (whether enforceability is considered in a proceeding at law or in equity).

      I acknowledge that this opinion is being issued at the request of the Company pursuant to paragraph 4.4(a) of the Note Purchase Agreement and I agree that you and each of your respective successors and assigns (including, without limitation, subsequent holders of the Notes) may rely on this opinion as if it were addressed to such successor and assign. Bingham McCutchen LLP may rely on this opinion for the sole purpose of rendering its opinion to be rendered pursuant to paragraph 4.4(b) of the Note Purchase Agreement.

                                                Very truly yours,

                                                M. Ann Harlan
                                                Vice President, General Counsel
                                                and Secretary

                                Exhibit 4.4(a)-5

                                     ANNEX 1
                                   PURCHASERS

                                Exhibit 4.4(a)-6

                                                                  EXHIBIT 4.4(b)

                       FORM OF OPINION OF SPECIAL COUNSEL
                               FOR THE PURCHASERS

                              [BINGHAM LETTERHEAD]

May 27, 2004

To each of the Purchasers listed on the attached Annex 1

RE: THE J. M. SMUCKER COMPANY
    $100,000,000 4.78% Senior Notes due June 1, 2014

Ladies and Gentlemen:

      We have acted as special counsel to each of you (collectively, the "PURCHASERS") in connection with that certain Note Purchase Agreement, dated as of May 27, 2004 (the "NOTE PURCHASE AGREEMENT"), between The J. M. Smucker Company, an Ohio corporation (the "COMPANY"), and each of the Purchasers, which provides, among other things, for the issuance and sale by the Company of the Company's 4.78% Senior Notes (the "NOTES") due June 1, 2014, in the aggregate principal amount of $100,000,000.

      The capitalized terms used herein and not defined herein have the meanings assigned to them by or pursuant to the terms of the Note Purchase Agreement. This opinion is delivered to each of the Purchasers pursuant to Section 4.4(b) of the Note Purchase Agreement. Our representation of the Purchasers has been as special counsel for the purposes stated above.

      In connection with this opinion, we have examined originals or copies of the following documents:

            (i) the Note Purchase Agreement;

            (ii) the Notes;

            (iii) the Guaranty Agreement, dated as of the date hereof (the "GUARANTY AGREEMENT") by MIX Acquisition Corporation, a Delaware corporation (the "SUBSIDIARY GUARANTOR" and together with the Company, collectively, the "OBLIGORS"), in favor of each of the Purchasers;

            (iv) a certificate of the Secretary of the Company, dated the date hereof, delivered pursuant to Section 4.3(b) of the Note Purchase Agreement certifying, among other things, that the attached certificate of

To each of the Purchasers listed on the attached Annex 1
May 27, 2004
Page 2

      incorporation and by-laws of the Company and those certain resolutions passed by the Board of Directors of the Company authorizing participation in the transactions contemplated by the Financing Documents (as hereinafter defined) to which it is a party, are true, complete and correct copies thereof and are in full force and effect, and as to the incumbency and specimen signatures of certain officers;

            (v) a certificate of the Secretary of the Subsidiary Guarantor, dated the date hereof, delivered pursuant to Section 4.3(c) of the Note Purchase Agreement certifying, among other things, that the attached certificate of incorporation and by-laws or other governing documents of the Subsidiary Guarantor and those certain resolutions passed by the Board of Directors of the Subsidiary Guarantor authorizing participation in the transactions contemplated by the Financing Documents to which the Subsidiary Guarantor is a party, are true, complete and correct copies thereof and are in full force and effect, and as to the incumbency and specimen signatures of certain officers;

            (vi) an Officer's Certificate of the Company, dated the date hereof, with respect to the matter set forth therein, delivered pursuant to
      Section 4.3(a) of the Note Purchase Agreement;

            (vii) a cross receipt acknowledging payment and receipt of the purchase price for the Notes;

            (viii) a letter from William Blair & Company L.L.C., dated May 25, 2004, making certain representations with respect to the manner in which the Notes were offered (the "OFFEREE LETTER"); and

            (ix) the opinion of M. Ann Harlan, General Counsel of the Company and counsel for the Subsidiary Guarantor, dated the date hereof and delivered to the Purchasers pursuant to Section 4.4(a) of the Note Purchase Agreement.

      The documents specified in clauses (i) through (iii) hereof, inclusive, are referred to herein, collectively, as the "FINANCING DOCUMENTS." This opinion is based entirely upon our examination of the documents listed in the preceding paragraph and we have made no other documentary review or investigation for purposes of this opinion. Based on such investigation as we have deemed appropriate, the opinion referred to in clause (ix) above is satisfactory in form and scope to us, and, in our opinion, you are justified in relying thereon.

      As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we

To each of the Purchasers listed on the attached Annex 1
May 27, 2004
Page 3

have relied, with the Purchasers' permission, entirely upon (1) the representations and warranties of the Obligors and the Purchasers set forth in the Note Purchase Agreement and the Guaranty Agreement, (2) the correctness of all statements set forth in the certificates described in clauses (iv) through
(vi) above, and (3) the Offeree Letter, and have assumed, without independent inquiry, the accuracy of such representations, warranties, certificates and letter.

      We have assumed the genuineness of all signatures, the conformity to the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form, the legal competence of each individual executing any document and that each Person executing the Financing Documents validly exists, has the power, authority and legal right under its articles or certificate of incorporation, by-laws and other governing organizational documents, and under applicable corporate or other enterprise legislation and other applicable laws, as the case may be, to enter into and perform its obligations under the Financing Documents, and is qualified to do business and in good standing under the laws of its jurisdiction of incorporation or organization and each jurisdiction where such qualification is required generally or is necessary in order for such party to enforce its rights under such documents, and that such documents have been duly authorized, executed and delivered by, and, as to Persons other than the Obligors, are binding upon and enforceable against, such Persons. In addition, we have relied upon the Offeree Letter without independent investigation.

      For purposes of this opinion, we have made such examination of law as we have deemed necessary. This opinion is limited solely to the internal substantive laws of the State of New York as applied by courts located in the State of New York without regard to choice of law (except to the extent addressed in paragraph 5 below) and the federal laws of the United States of America (in each case, except for federal and state tax, utilities and antitrust laws, as to which we express no opinion in this letter), and we express no opinion as to the laws of any other jurisdiction. In addition, we note that the Financing Documents contain provisions stating that they are to be governed by the laws of the State of New York (a "CHOICE OF LAW PROVISION"). Except to the extent addressed below in paragraph 5, no opinion is given herein as to any Choice of Law Provision, or otherwise as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Financing Documents. Except as set forth in paragraph 4 below, we express no opinions as to any securities or "blue sky" laws of any jurisdiction.

      Our opinion is further subject to the following exceptions, qualifications and assumptions, all of which we understand to be acceptable to the Purchasers:

To each of the Purchasers listed on the attached Annex 1
May 27, 2004
Page 4

            (a) The enforcement of any obligations of any Person under the Financing Documents or otherwise may be limited by or subject to bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of any Person, whether under the Financing Documents or otherwise.

            (b) We express no opinion as to the availability of any specific or equitable relief of any kind.

            (c) The enforcement of any of the Purchasers' rights may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and will be subject to a duty to act in a commercially reasonable manner.

            (d) We express no opinion as to the effect of suretyship defenses, or defenses in the nature thereof, with respect to the obligations of the Subsidiary Guarantor or any other applicable guarantor, joint obligor, surety, accommodation party or other secondary obligor.

            (e) We express no opinion as to the enforceability of any particular provision of any of the Financing Documents relating to or constituting
      (i) waivers of rights to object to jurisdiction or venue, consents to jurisdiction or venue, or waivers of rights to (or methods of) service of process, (ii) waivers of rights to trial by jury, or other rights or benefits bestowed by operation of law, (iii) waivers of any applicable defenses, setoffs, recoupments, or counterclaims, (iv) waiver or variations of legal provisions or rights that are not capable of waiver or variation under applicable law, or (v) exculpation or exoneration clauses, clauses relating to rights of indemnity or contribution, and clauses relating to releases or waivers of unmatured claims or rights.

            (f) Our opinion in paragraph 3 below is based solely on a review of generally applicable laws of the State of New York and the United States of America and not on any search with respect to, or review of, any orders, decrees, judgments or other determinations specifically applicable to any Obligor.

To each of the Purchasers listed on the attached Annex 1
May 27, 2004
Page 2

            (g) We express no opinion as to the effect of events occurring, circumstances arising, or changes of law becoming effective or occurring after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

      Based upon the foregoing, and subject to the limitations and qualifications set forth below, we are of the opinion that:

      1. Each of the Note Purchase Agreement and the Notes constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms. The Guaranty Agreement constitutes the legal, valid and binding obligation of the Subsidiary Guarantor, enforceable against it in accordance with the terms thereof.

      2. The execution and delivery by the Company of the Note Purchase Agreement and the Notes, and the sale of the Notes and compliance by the Company with the provisions thereof, will not constitute a violation of any law, statute, rule or regulation of the State of New York. The execution and delivery by the Subsidiary Guarantor of the Guaranty Agreement and compliance by the Subsidiary Guarantor with the provisions thereof will not constitute a violation of any law, statute, rule or regulation of the State of New York.

      3. No consent, approval or authorization of, or designation, declaration, filing, registration, qualification or recordation with, any Governmental Authority in respect of the Company or the Subsidiary Guarantor is required to be obtained or effected under the laws of the State of New York or the United States of America in connection with (a) the execution and delivery by the Company of the Note Purchase Agreement or the Notes, (b) the offer, issue, sale and delivery of the Notes by the Company under the circumstances contemplated by the Note Purchase Agreement, or (c) the execution and delivery by the Subsidiary Guarantor of the Guaranty Agreement.

      4. Under the circumstances contemplated by the Note Purchase Agreement, neither the offer and sale by the Company of the Notes delivered to the Purchasers today nor the issuance and delivery by the Subsidiary Guarantor of the Guaranty Agreement to the Purchasers requires registration under the Securities Act of 1933, as amended, and the Company is not required to qualify an indenture in respect of the issuance of the Notes under the Trust Indenture Act of 1939, as amended.

      5. The Choice of Law Provisions are enforceable in accordance with New York General Obligations Law section 5-1401, as applied by a New York

To each of the Purchasers listed on the attached Annex 1
May 27, 2004
Page 6

State court or a federal court sitting in New York and applying New York choice of law principles.

To each of the Purchasers listed on the attached Annex 1
May 27, 2004
Page 7

      This opinion is delivered solely to the Purchasers and for the Purchasers' benefit in connection with the Financing Documents and may not be relied upon by the Purchasers for any other purpose or relied upon by any other person or entity (other than future holders of Notes acquired in accordance with the terms of the Note Purchase Agreement) for any reason without our prior written consent.

                                                    Very truly yours,

                                                    BINGHAM McCUTCHEN LLP

                                     ANNEX 1

                                   PURCHASERS

THE TRAVELERS INSURANCE COMPANY
242 Trumbull Street, 7th Floor
Hartford, CT 06115-0449

THE TRAVELERS LIFE AND ANNUITY COMPANY
242 Trumbull Street, 7th Floor
Hartford, CT 06115-0449

PRIMERICA LIFE INSURANCE COMPANY
242 Trumbull Street, 7th Floor
Hartford, CT 06115-0449

CITICORP INSURANCE AND INVESTMENT TRUST
242 Trumbull Street, 7th Floor
Hartford, CT 06115-0449

NATIONAL BENEFIT LIFE INSURANCE COMPANY
242 Trumbull Street, 7th Floor
Hartford, CT 06115-0449

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
c/o Prudential Capital Group
Two Prudential Plaza, Suite 5600
180 North Stetson Avenue
Chicago, IL 60601

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY
c/o Prudential Private Placement Investors, L.P.
4 Gateway Center
100 Mulberry Street
Newark, NJ 07102

MINNESOTA LIFE INSURANCE COMPANY
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

TRUSTMARK LIFE INSURANCE COMPANY
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

                                Exhibit 4.4(b)-1

AMERICAN FIDELITY ASSURANCE COMPANY
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

THE LAFAYETTE LIFE INSURANCE COMPANY
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

INDUSTRIAL-ALLIANCE PACIFIC LIFE INSURANCE COMPANY
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

EDUCATORS MUTUAL LIFE INSURANCE COMPANY
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

GREAT WESTERN INSURANCE COMPANY
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

MODERN WOODMEN OF AMERICA
1701 First Avenue
Rock Island, IL 61201

                                Exhibit 4.4(b)-2

                                                                    EXHIBIT 4.11

                           FORM OF GUARANTY AGREEMENT

      This GUARANTY AGREEMENT (as the same may hereafter be amended, supplemented or otherwise modified, this "GUARANTY"), dated as of May 27, 2004, is by MIX ACQUISITION CORPORATION, a Delaware corporation (together with its successors and assigns, the "GUARANTOR,") in favor of the Noteholders (defined below).

                                    RECITALS:

      WHEREAS, the Guarantor is a Wholly-Owned Subsidiary of The J.M. Smucker Company, an Ohio corporation (together with its successors and assigns, the "COMPANY");

      WHEREAS, the Company has entered into a certain Note Purchase Agreement, dated as of the date hereof (as may be amended, modified, restated or replaced from time to time, the "NOTE PURCHASE AGREEMENT"), with each of the purchasers listed on Schedule A attached thereto (collectively, the "PURCHASERS," and together with their successors and assigns including, without limitation, future holders of the Notes (defined below), herein collectively referred to as the "NOTEHOLDERS"), pursuant to which the Company, among other things, is issuing to the Purchasers its 4.78% Senior Notes due June 1, 2014, in the aggregate principal amount of $100,000,000 (as may be amended or modified, from time to time, the "NOTES"); and

      WHEREAS, to induce each Purchaser to purchase the Notes, the Guarantor is required pursuant to the Note Purchase Agreement to guaranty unconditionally all of the obligations of the Company under and in respect of the Notes and the Note Purchase Agreement pursuant to the terms and provisions hereof.

      NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

1. DEFINITIONS.

      All capitalized terms used herein and not defined herein have the respective meanings given them in the Note Purchase Agreement.

2. GUARANTY.

      2.1. GUARANTEED OBLIGATIONS.

      The Guarantor, in consideration of the execution and delivery of the Note Purchase Agreement and the purchase of the Notes by the Purchasers, hereby irrevocably, unconditionally and absolutely guarantees, on a continuing basis, to each Noteholder as and for the Guarantor's own debt, until final and indefeasible payment of the amounts referred to in clause (a) below has been made:

            (a) the due and punctual payment by the Company of the principal of, and the Make-Whole Amount (if any) and interest on, the Notes at any time outstanding and the due and punctual payment of all other amounts payable, and all other Indebtedness owing, by the Company to the Noteholders under the Note Purchase Agreement and the Notes (including, without limitation, any monetary obligations incurred during the pendency of any bankruptcy, insolvency, winding-up, receivership or other similar proceeding regardless of whether allowed or allowable in such proceeding including, without limitation, interest accrued on the Notes during any such proceeding), in each case when and as the same shall become due and payable, whether at maturity, pursuant to mandatory or optional prepayment, by acceleration or otherwise, all in accordance with the terms and provisions hereof and thereof; it being the intent of the Guarantor that the guarantee set forth herein shall be a continuing guarantee of payment and not a guarantee of collection; and

            (b) the punctual and faithful performance, keeping, observance, and fulfillment by the Company of all duties, agreements, covenants and obligations of the Company contained in the Note Purchase Agreement and the Notes.

      All of the obligations set forth in clause (a) and clause (b) of this
Section 2.1 are referred to herein as the "GUARANTEED OBLIGATIONS."

      2.2. PAYMENTS AND PERFORMANCE.

      In the event that the Company fails to make, on or before the due date thereof, any payment to be made in respect of the Guaranteed Obligations or if the Company shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (a) or clause (b) of Section 2.1 in the manner provided in the Note Purchase Agreement and the Notes, the Guarantor shall cause forthwith to be paid the moneys, or to be performed, kept, observed, or fulfilled each of such obligations, in respect of which such failure has occurred in accordance with the terms and provisions of the Note Purchase Agreement and the Notes. In furtherance of the foregoing, if an Event of Default shall exist under paragraph (g) or (h) of Section 11 of the Note Purchase Agreement, all of the Guaranteed Obligations shall forthwith become due and payable without notice, regardless of whether the acceleration of the Notes shall be stayed, enjoined, delayed or otherwise prevented.

      Nothing shall discharge or satisfy the obligations of the Guarantor hereunder except the full and final performance and indefeasible payment of the Guaranteed Obligations.

      2.3. RELEASES.

      The Guarantor consents and agrees that, without any notice whatsoever to or by the Guarantor and without impairing, releasing, abating, deferring, suspending, reducing, terminating or otherwise affecting the obligations of the Guarantor hereunder, each Noteholder, by action or inaction, may:

            (a) compromise or settle, renew or extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not, enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Note Purchase Agreement, the Notes, or any other guaranty or agreement or instrument related thereto or hereto;

            (b) assign, sell or transfer, or otherwise dispose of, any one or more of the Notes;

            (c) grant waivers, extensions, consents and other indulgences of any kind whatsoever to the Company, the Guarantor or any other Person liable in any manner in respect of all or any part of the Guaranteed Obligations;

            (d) amend, modify or supplement in any manner whatsoever and at any time (or from time to time) any one or more of the Note Purchase Agreement, the Notes, any other guaranty or any agreement or instrument related thereto or hereto;

            (e) release or substitute any one of more of the endorsers or any other guarantors of the Guaranteed Obligations whether parties hereto or not; and

            (f) sell, exchange, release, accept, surrender or enforce rights in, or fail to obtain or perfect or to maintain, or cause to be obtained, perfected or maintained, the perfection of any Lien or other security interest or charge on, by action or inaction, any property at any time pledged or granted as security in respect of the Guaranteed Obligations, whether so pledged or granted by the Company, the Guarantor or any other Person.

      The Guarantor hereby ratifies and confirms any such action specified in this Section 2.3 and agrees that the same shall be binding upon the Guarantor, whether or not the Guarantor shall have consented thereto or received notice thereof. The Guarantor hereby waives any and all defenses, counterclaims or offsets which the Guarantor might or could have by reason thereof.

      2.4. WAIVERS.

      To the fullest extent permitted by law, the Guarantor hereby waives:

            (a) notice of acceptance of this Guaranty;

            (b) notice of any purchase or acceptance of the Notes under the Note Purchase Agreement, or the creation, existence or acquisition of any of the Guaranteed Obligations, subject to the Guarantor's right to make inquiry of each Noteholder to ascertain the amount of the Guaranteed Obligations at any reasonable time;

            (c) notice of the amount of the Guaranteed Obligations, subject to the Guarantor's right to make inquiry of each Noteholder to ascertain the amount of the Guaranteed Obligations at any reasonable time;

            (d) notice of adverse change in the financial condition of the Company or any other guarantor or any other fact that might increase the Guarantor's risk hereunder;

            (e) notice of presentment for payment, demand, protest, and notice thereof as to the Notes or any other instrument;

            (f) notice of any Default or Event of Default;

            (g) all other notices and demands to which the Guarantor might otherwise be entitled (except if such notice or demand is specifically otherwise required to be given to the Guarantor under this Guaranty);

            (h) the right by statute or otherwise to require any or each Noteholder to institute suit against the Company, the Guarantor or any other guarantor or to exhaust the rights and remedies of any or each Noteholder against the Company, the Guarantor, or any other guarantor, the Guarantor being bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to each Noteholder by the Guarantor;

            (i) any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of the Company or by reason of the cessation from any cause whatsoever of the liability of the Company in respect thereof;

            (j) any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for this waiver, might be applicable to any sale of property of the Guarantor made under any judgment, order or decree based on the Note Purchase Agreement, the Notes or this Guaranty, and the Guarantor covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advantage of, any such law; and

            (k) at all times prior to the full and final performance and indefeasible payment of the Guaranteed Obligations, any claim of any nature arising out of any right of indemnity, contribution, reimbursement, indemnification or any similar right or any claim of subrogation (whether such right or claim arises under contract, common law or statutory or civil law) arising in respect of any payment made under this Guaranty or in connection with this Guaranty, against the Company or the Guarantor or the estate of the Company (including Liens on the property of the Company or the estate of the Company or the Guarantor), in each case whether or not the Company or the Guarantor at any time shall be the subject of any proceeding brought under any bankruptcy law, and the Guarantor further agrees that it will not file any claims against the Company or the Guarantor or the estate of the Company or the Guarantor in the course of any such proceeding or otherwise, and further agrees that each Noteholder may specifically enforce the provisions of this clause (k).

      2.5. MARSHALING; INVALID PAYMENTS.

      The Guarantor consents and agrees:

            (a) that each Noteholder, and each Person acting for the benefit of one or more of the Noteholders, shall be under no obligation to marshal any assets in favor of the Guarantor or against or in payment of any or all of the Guaranteed Obligations; and

            (b) that, to the extent that the Company or the Guarantor makes a payment or payments to any Noteholder, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reason, to be repaid or paid over to a custodian, trustee, receiver, administrative receiver, administrator or any other party or officer under any bankruptcy law, insolvency, reorganization, recapitalization or other debtor relief law, other common or civil law, or equitable cause or judgment, order or decision thereunder, then, to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if such payment or payments had not been made and the Guarantor shall be primarily liable for such obligation.

      2.6. IMMEDIATE LIABILITY.

      The Guarantor agrees that the liability of the Guarantor in respect of this Guaranty shall be immediate and shall not be contingent upon the exercise or enforcement by any Noteholder or any other Person of whatever remedies such Noteholder or other Person may have against the Company, the Guarantor or any other guarantor or the enforcement of any Lien or realization upon any security such Noteholder or other Person may at any time possess.

      2.7. PRIMARY OBLIGATIONS.

      This Guaranty is a primary and original obligation of the Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment and performance and shall remain in full force and effect regardless of any action by any Noteholder specified in Sections 2.3 or 2.8 hereof or any future changes in conditions, including, without limitation, change of law or any invalidity or irregularity with respect to the issuance or assumption of any obligations (including, without limitation, the Notes) of or by the Company, the Guarantor or any other guarantor, or with respect to the execution and delivery of any agreement (including, without limitation, the Notes and the Note Purchase Agreement) of the Company or any other Person.

      2.8. NO REDUCTION OR DEFENSE.

      The obligations of the Guarantor under this Guaranty, and the rights of any Noteholder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise, including, without limitation, claims of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense (other than any defense based upon the irrevocable payment and performance in full of the obligations of the Company under the Note Purchase Agreement and the Notes), set-off, counterclaim, recoupment or termination whatsoever.

      Without limiting the generality of the foregoing, no obligations of the Guarantor shall be discharged or impaired by:

            (a) any default (including, without limitation, any Default or Event of Default), failure or delay, willful or otherwise, in the performance of any obligations by the Guarantor, the Company, any Subsidiary or any of their respective Affiliates;

            (b) any proceeding of, or involving, the Company, the Guarantor or any other Subsidiary under any bankruptcy law, or any merger, consolidation, reorganization, dissolution, liquidation, sale of assets or winding-up or change in corporate constitution or corporate identity or loss of corporate identity of the Company, the Guarantor any of the other Subsidiaries or any of their respective Affiliates;

            (c) any incapacity or lack of power, authority or legal personality of, or dissolution or change in the members or status of, the Company or any other Person;

            (d) impossibility or illegality of performance on the part of the Company under the Notes, the Note Purchase Agreement or any other instruments or agreements;

            (e) the invalidity, irregularity or unenforceability of the Notes, the Note Purchase Agreement or any other instruments or agreements;

            (f) in respect of the Company or any other Person, any change in law or change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), terrorist activities, civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or any other Person and whether or not of the kind hereinbefore specified;

            (g) any attachment, claim, demand, charge, Lien, order, process or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, corporation or entity, or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under the Note Purchase Agreement or the Notes, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

            (h) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any Governmental Authority, or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Company of any of its obligations under the Note Purchase Agreement or the Notes.

      2.9. NO ELECTION.

      Each Noteholder shall, individually or collectively, have the right to seek recourse against each and every Guarantor to the fullest extent provided for herein for its obligations under this Guaranty. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of such Noteholder's right to proceed in any other form of action or proceeding or against other parties unless such Noteholder has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by or on behalf of any Noteholder against the Company, the Guarantor or any other Person under any document or instrument evidencing obligations of the Company or such other Person to or for the benefit of such Noteholder shall serve to diminish the liability of the Guarantor under this Guaranty except to the extent that such Noteholder unconditionally shall have realized payment by such action or proceeding.

      2.10. INDIVIDUAL NOTEHOLDER RIGHTS.

      Each of the rights and remedies granted under this Guaranty to each Noteholder in respect of the Notes held by such Noteholder may be exercised by such Noteholder without notice to, or the consent of or any other action by, any other Noteholder.

      2.11. ENFORCEMENT.

      Until all amounts which may be or become payable by the Company under or in connection with the Note Purchase Agreement and the Notes, or by the Guarantor under or in connection with this Guaranty, have been irrevocably paid in full, any Noteholder (or any trustee or agent on its behalf) may refrain from applying or enforcing any security or rights held or received by such Noteholder (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and the Guarantor shall not be entitled to the benefit of the same.

      2.12. OTHER ENFORCEMENT RIGHTS.

      Each Noteholder may proceed to protect and enforce this Guaranty by suit or suits or proceedings in equity, at law or in bankruptcy or insolvency, and whether for the specific performance of any covenant or agreement contained herein or in execution or aid of any power herein granted; or for the recovery of judgment for the obligations hereby guaranteed or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

      2.13. RESTORATION OF RIGHTS AND REMEDIES.

      If any Noteholder shall have instituted any proceeding to enforce any right or remedy against the Guarantor under this Guaranty or otherwise and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to such Noteholder, then and in every such case each such Noteholder, the Company and the Guarantor shall, except as may be limited or affected by any determination in such proceeding, be restored severally and respectively to its respective former position hereunder, and thereafter the rights and remedies of such Noteholder shall continue as though no such proceeding had been instituted.

      2.14. SURVIVAL.

      So long as the Guaranteed Obligations shall not have been fully and finally performed and indefeasibly paid, the obligations of the Guarantor under this Guaranty shall survive the transfer and payment of any Note and the payment in full of all the Notes.

      2.15. SUBORDINATION.

      The payment of any amounts due with respect to any Indebtedness of the Company or any other Person obligated in respect of the Guaranteed Obligations for money borrowed or credit received now or hereafter owed to the Guarantor is hereby subordinated to the prior payment in full of all of the Guaranteed Obligations. The Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Guaranteed Obligations, no Guarantor will demand, sue for or otherwise attempt to collect any such Indebtedness of the Company or any other such Person to the Guarantor until all of the Guaranteed Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such Indebtedness while any Guaranteed Obligations are still outstanding, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Noteholders and be paid over to the Noteholders on account of the Guaranteed Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

3. REPRESENTATIONS AND WARRANTIES.

      The Guarantor hereby represents and warrants to the Noteholders that:

      3.1. AFFIRMATION OF REPRESENTATIONS AND WARRANTIES IN NOTE PURCHASE AGREEMENT.

      The Guarantor hereby represents and warrants that each of the representations and warranties made by the Company as to the Company's Subsidiaries in the Note Purchase Agreement is true and correct as to the Guarantor.

      3.2. ECONOMIC BENEFIT.

      The Guarantor and the Company operate as separate businesses but are considered a single consolidated business group of companies for purposes of GAAP and are dependent upon each other for and in connection with their respective business activities and financial resources. The execution and delivery by the Noteholders of the Note Purchase Agreement and the maintenance of certain financial accommodations thereunder constitute an economic benefit to the Guarantor and the incurrence by the Company of the Indebtedness under the Note Purchase Agreement and the Notes is in the best interests of the Guarantor. The board of directors or other management board of the Guarantor has deemed it advisable and in the best interest of the Guarantor that the transactions provided for in the Note Purchase Agreement and this Guaranty be consummated.

      3.3. INDEPENDENT CREDIT EVALUATION.

      The Guarantor has independently, and without reliance on any information supplied by any one or more of the Noteholders, taken, and will continue to take, whatever steps the

Guarantor deems necessary to evaluate the financial condition and affairs of the Company, and the Noteholders shall have no duty to advise the Guarantor of information at any time known to the Noteholders regarding such financial condition or affairs.

      3.4. NO REPRESENTATION BY NOTEHOLDERS.

      None of the Noteholders nor any trustee or agent acting on its behalf has made any representation, warranty or statement to the Guarantor to induce the Guarantor to execute this Guaranty.

      3.5. SURVIVAL.

      All representations and warranties made by the Guarantor herein shall survive the execution hereof and may be relied upon by the Noteholders as being true and accurate until the Guaranteed Obligations are fully and irrevocably paid.

4. COVENANTS.

      The Guarantor hereby covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, the Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Note Purchase Agreement on its or their part to be performed or observed or that the Company has agreed to cause the Guarantor or such Subsidiaries to perform or observe.

5. GUARANTOR'S AGREEMANT TO PAY ENFORCEMENT COSTS, ETC.

      The Guarantor further agrees, as the primary guarantor and not merely as a surety, to pay to the Noteholders, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Noteholders in connection with the Guaranteed Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this
Section 5 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Note Purchase Agreement, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

6. SUCCESSORS AND ASSIGNS.

      This Guaranty shall bind the successors, assignees, trustees, and administrators of the Guarantor and shall inure to the benefit of the Noteholders, and each of their respective successors, transferees, participants and assignees.

7. AMENDMENTS AND WAIVERS.

      No amendment to, waiver of, or departure from full compliance with any provision of this Guaranty, or consent to any departure by the Guarantor herefrom, shall be effective against any Noteholder directly affected thereby unless it is in writing and signed by authorized officers of the Guarantor and such Noteholder; provided, however, that any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No failure by the Noteholders to exercise, and no delay by the Noteholders in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Noteholders of any right, remedy, power or privilege hereunder preclude any other exercise thereof, or the exercise of any other right, remedy, power or privilege.

8. RIGHTS CUMULATIVE.

      Each of the rights and remedies of the Noteholders under this Guaranty shall be in addition to all of their other rights and remedies under the Note Purchase Agreement and applicable law, and nothing in this Guaranty shall be construed as limiting any such rights or remedies.

9. GOVERNING LAW.

      THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

10. WAIVER OF JURY TRIAL.

      THE GUARANTOR, AND BY ITS ACCEPTANCE HEREOF, EACH OF THE NOTEHOLDERS, IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS GUARANTY, THE NOTE PURCHASE AGREEMENT AND THE NOTES, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR THEREOF.

11. FURTHER ASSURANCES.

      The Guarantor agrees that it will from time to time, at the request of any Noteholder, do all such things and execute all such documents as such Noteholder may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of all Noteholders hereunder. The Guarantor acknowledges and confirms that the Guarantor itself has established its own adequate means of obtaining from the Company on a continuing basis all information desired by the Guarantor concerning the financial condition of the Company and that the Guarantor will look to the Company and not to the Noteholders in order for the Guarantor to keep adequately informed of changes in the Company's financial condition.

12. SEVERABILITY.

      Any provision of this Guaranty which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

13. SECTION HEADINGS.

      Section headings are for convenience only and shall not affect the interpretation of this Guaranty.

14. LIMITATION OF LIABILITY.

      NO NOTEHOLDER SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND THE GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR, (a) ANY LOSS OR DAMAGE SUSTAINED BY THE GUARANTOR THAT MAY OCCUR AS A RESULT OF, IN CONNECTION WITH, OR THAT IS IN ANY WAY RELATED TO, ANY ACT OR FAILURE TO ACT REFERRED TO IN SECTION
2.3 OR SECTION 2.4 OR (b) ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY THE GUARANTOR IN CONNECTION WITH ANY CLAIM RELATED TO THIS GUARANTY.

15. ENTIRE AGREEMENT.

      This Guaranty, together with the Note Purchase Agreement and the Notes, embodies the entire agreement between the Guarantor and the Noteholders relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

16. COMMUNICATIONS.

      All notices and other communications to the Noteholders or the Guarantor hereunder shall be in writing, shall be delivered in the manner and with the effect, as provided by the Note Purchase Agreement, and shall be addressed (a) to the Guarantor as set forth in Annex A hereto and (b) to the Noteholders as set forth in the Note Purchase Agreement.

17. DUPLICATE ORIGINALS.

      Two or more duplicate counterpart originals hereof may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. Delivery of any executed signature page to this Guaranty by the Guarantor by facsimile transmission shall be as effective as delivery of a manually executed copy of this Guaranty by the Guarantor.

18. COMPROMISES AND ARRANGEMENTS.

      Notwithstanding anything contained in the certificate of incorporation or other charter documents of the Guarantor, the Guarantor acknowledges and agrees that no Noteholder is waiving any of its rights and remedies under this Guaranty, including, without limitation, the right to file a bankruptcy petition or petitions under the United States Bankruptcy Code (11 U.S.C. Section 101 et seq.) or the right to take advantage of any other bankruptcy or insolvency law of any jurisdiction, and the right to settle its claims in such fashion as it shall determine, regardless of the settlement or other arrangements that may be made by any stockholder or other creditor.

   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. NEXT PAGE IS SIGNATURE PAGE.]

      IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                             MIX ACQUISITION CORPORATION

                                             By: ____________________
                                             Name: Mark R. Belgya
                                             Title: Treasurer

                     [Signature Page to Guaranty Agreement]

                                     ANNEX A

                           NOTICE ADDRESS OF GUARANTOR

MIX Acquisition Corporation
Strawberry Lane
Orville, Ohio 44667
Attention: General Counsel
Facsimile: 330-684-3026

                                 Exhibit 4.11-1

                                                                    EXHIBIT 5.13

                             FORM OF OFFEREE LETTER

                           [WILLIAM BLAIR LETTERHEAD]

                                  May 25, 2004

Bingham McCutchen LLP
One State Street
Hartford, CT 06103

The J. M. Smucker Company
Strawberry Lane
Orrville, Ohio 44667

Ladies and Gentlemen:

      Reference is made to the Note Purchase Agreement, dated as of May 27, 2004 (the "Note Purchase Agreement"), between The J. M. Smucker Company (the "Company") and each of the purchasers listed on Schedule A attached thereto (the "Purchasers"), which provides, among other things, for the issuance and sale by the Company of its $100,000,000 4.78% Senior Notes due June 1, 2014 (the "Notes"). The capitalized terms used herein and not defined herein have the meanings specified in the Note Purchase Agreement.

      1. We (who were authorized and employed by the Company in connection with the offering and sale of the Notes) have not, directory or indirectly, sold or disposed of, or attempted or offered to sell or dispose of, the Notes or similar Securities to, or solicited offers to buy any Notes or similar Securities from, or otherwise approached or negotiated with respect to the Notes or similar Securities with, any Person that might be considered to be an offeree in connection with the sale of the Notes or similar Securities, other than seven
(7) institutional investors (four (4) of which are the Purchasers), each of whom was offered a portion of the Notes at private sale for investment.

      2. Immediately prior to making any offer in connection with the Notes to any of the aforementioned offerees, immediately prior to making any sale of the Notes to any of the aforementioned offerees, and after making reasonable inquiry, we had reasonable grounds to believe, and did believe, that each such offeree had such knowledge and experience in financial and business matters that it was capable of evaluating the merits and risks of its prospective investment.

      3. We have not offered to sell, offered for sale or sold any Notes or similar Securities by means of any form of general solicitation or general advertising.

      4. During the two-year period ending on the date hereof, we may have, directory or indirectly, sold or disposed of, or attempted or offered to sell or dispose of, any debt Securities of the Company other than the Notes.

                                              WILLIAM BLAIR & COMPANY

                                              By: _________________________
                                                  Name:
                                                  Title:

                                 Exhibit 5.13-1